$250,327,111
                                  (APPROXIMATE)
                                  GSRPM 2003-1
                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
                       MORTGAGE PASS-THROUGH CERTIFICATES

OVERVIEW OF THE OFFERED CERTIFICATES
------------------------------------

--------------- ------------------ ------------------ ------------- --------- ----------------- ------------------
                                                                    ESTIMATED
                                                        INITIAL     AVG. LIFE                      PRINCIPAL
                   APPROXIMATE      EXPECTED CREDIT   PASS-THROUGH   (YRS)     PAYMENT WINDOW      MOODY'S/S&P
 CERTIFICATES   PRINCIPAL BALANCE       SUPPORT         RATE (1)      (2)          (2)(3)       EXPECTED RATINGS
--------------- ------------------ ------------------ ------------- --------- ----------------- ------------------
A-1                 $60,393,660      9.50% (Ambac      LIBOR + [ ]    1.00     02/03 - 04/05         Aaa/AAA
                                         Wrap)            bps

A-2                 $54,023,530       9.50% (Ambac     LIBOR + [ ]    4.78     04/05 - 07/10         Aaa/AAA
                                         Wrap)            bps

A-3                $114,417,190       9.50% (Ambac     LIBOR + [ ]   2.79     02/03 - 07/10         Aaa/AAA
                                         Wrap)            bps

M-1                  $4,424,974          7.75%         LIBOR + [ ]   5.04     03/06 - 07/10          A2/A
                                                          bps

B-1                  $8,849,948          4.25%         LIBOR + [ ]   5.03     02/06 - 07/10        Baa1/BBB+
                                                          bps

B-2                  $3,792,835          2.75%         LIBOR + [ ]   5.01     02/06 - 07/10        Baa2/BBB
                                                          bps

B-3                  $4,424,974          1.00%         LIBOR + [ ]   4.74     02/06 - 07/10        Baa3/BBB-
                                                          bps
   TOTAL           $250,327,111(4)
--------------- ------------------ ------------------ ------------- --------- ----------------- ------------------

(1) See the Definitions section of this Term Sheet for more information on the Pass-Through Rates of the Certificates.
(2) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on all Certificates.
(3) The Stated Final Maturity Date for the Certificates is the Distribution Date in January 2032.
(4) The initial aggregate principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%.

SELECTED MORTGAGE POOL DATA (5)

------------------------------------------------ --------------------- --------------------- -------------------
                                                       GROUP 1               GROUP 2               TOTAL
                                                  (ADJUSTABLE RATE)       (FIXED RATE)
------------------------------------------------ --------------------- --------------------- -------------------
SCHEDULED PRINCIPAL BALANCE:                       $133,735,016          $119,120,652        $252,855,668
NUMBER OF MORTGAGE LOANS:                                 1,418                 1,340               2,758
AVERAGE SCHEDULED PRINCIPAL BALANCE:                    $94,312               $88,896             $91,681
WEIGHTED AVERAGE GROSS COUPON:                            9.26%                10.41%               9.80%
WEIGHTED AVERAGE NET COUPON:                              8.71%                 9.91%               9.27%
WEIGHTED AVERAGE CREDIT SCORE (FICO) (6):                   571                   566                 569
WEIGHTED AVERAGE CURRENT LTV RATIO:                       80.7%                 79.0%               79.9%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):            295                   233                 266
WEIGHTED AVERAGE SEASONING (MONTHS):                         52                    53                  52
WEIGHTED AVERAGE MONTHS TO ROLL (7):                          4                   N/A                   4
WEIGHTED AVERAGE GROSS MARGIN (7):                        5.68%                   N/A               5.68%
WEIGHTED AVERAGE NET MARGIN (7):                          5.13%                   N/A               5.13%
WEIGHTED AVERAGE NEXT ADJUSTMENT RATE CAP (7):            1.45%                   N/A               1.45%
WEIGHTED AVERAGE PERIODIC RATE CAP (7):                   1.34%                   N/A               1.34%
WEIGHTED AVERAGE LIFE CAP (7):                            6.32%                   N/A               6.32%
WEIGHTED AVERAGE GROSS MAXIMUM LIFETIME RATE (7):        16.14%                   N/A              16.14%
------------------------------------------------ --------------------- --------------------- -------------------

(5) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted.
(6) The Credit Scores (FICOs) for 94.9% of the Mortgage Loans were obtained in August 2002, 5.1% were obtained in June 2002.
(7) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

FEATURES OF THE TRANSACTION
---------------------------

|X| Collateral consists of seasoned, sub-prime, fixed and adjustable rate, primarily single family residential mortgage loans (the "Mortgage Loans") acquired by Household Financial Services, Inc. ("Household") (78.4%), Equicredit Corporation of America, a subsidiary of Bank of America, N.A. ("Equicredit") (15.3%), Deerwood Corporation ("Deerwood") (5.1%) and Others (1.2%).
|X| The Household loans were restructured on average approximately 26 months ago.
|X|  The Mortgage Loans are current (90.1%) or 30-59 days delinquent (9.9%).
|X| The Mortgage Loans are serviced or master serviced by Wilshire Credit Corporation ("Wilshire") (84.4%) and Fairbanks Capital Corp. ("Fairbanks") (15.6%).
|X| Credit support for the Certificates will be provided through excess spread, over-collateralization, subordination and an Ambac wrap of the Class A Certificates.
|X| The Deal will be modeled on Intex as "GSRP0301" and on Bloomberg as "GSRPM 2003-1".
|X| The Certificates in the table above will be registered under a registration statement filed with the Securities and Exchange Commission.


TIME TABLE
----------

EXPECTED CLOSING DATE:          January 29th, 2003
CUT-OFF DATE:                   January 1st, 2003
EXPECTED PRICING DATE:          On or before January 17th, 2003
FIRST DISTRIBUTION DATE:        February 25th, 2003
INFORMATION                     DATE: The Fairbanks Mortgage Loan information is
                                as of December 1, 2002 with scheduled principal balances, rates and seasoning projected as of January 1, 2003. The Wilshire Mortgage Loan information is as of January 1, 2003.

KEY TERMS
---------

DEPOSITOR:                      GS Mortgage Securities Corp.
SERVICERS OR MASTER
SERVICERS:                      Wilshire (84.4%) and Fairbanks (15.6%)
CREDIT INSURER:                 Ambac (with respect to the Class A Certificates)
TRUSTEE:                        JPMorgan Chase Bank
SERVICING FEE:                  50 bps for 94.9% of the Mortgage Loans; 100 bps
                                for 5.1% of the Mortgage Loans
TRUSTEE FEE:                    0.25 bps
DISTRIBUTION DATE:              25th day of the month or the following Business
                                Day
RECORD DATE:                    For any Distribution Date, the last Business Day
                                of the accrual period
DELAY DAYS:                     0 day delay
DAY COUNT:                      Actual/360 basis
INTEREST ACCRUAL:               From and including the prior Distribution Date
                                to and including the day prior to the current
                                Distribution Date.
PRICING PREPAYMENT ASSUMPTION:  25% CPR

EXCESS SPREAD:                  The initial weighted average net coupon of the
                                mortgage pool will be greater than the interest
                                rate on the Offered Certificates, resulting in
                                excess cash flow calculated in the following
                                manner:
                                Initial Gross WAC:                         9.80%
                                   Less Servicing Fees & Expenses (1):     0.69%
                                Net WAC (2):                               8.99%
                                   Less Initial Certificate Coupon (3):    2.18%
                                Initial Excess Spread:                     6.81%
                                (1)      Includes the Servicing Fee, Trustee Fee
                                         and Credit Insurer fee.
                                (2)      Adjusted to an actual / 360 basis, this
                                         amount will vary on each distribution
                                         date based on changes to the weighted
                                         average interest rate on the Mortgage
                                         Loans and /or the weighted average
                                         Pass-Through Rate on the Offered
                                         Certificates as well as any changes in
                                         day count.
                                (3)      Assumes 1-month LIBOR equal to 1.38%,
                                         initial marketing spreads and a 30-day
                                         month.

ADVANCING:                      Fairbanks and Wilshire will advance principal
                                and interest with respect to the Mortgage Loans serviced or master serviced by such Servicer, subject to recoverability.

COMPENSATING INTEREST:          With respect to Wilshire and 79.9% of the
                                Mortgage Loans, one half of the Servicing Fee for the related interest accrual period. With respect to 5.1% of the Mortgage Loans, Wilshire, as master servicer, will make payments of compensating interest, without regard to the Servicing Fee, for the related interest accrual period. The Mortgage Loans serviced by Fairbanks will have compensating interest to the extent of the Servicing Fee for the related interest accrual period.

OPTIONAL CLEAN-UP CALL:         10% optional clean-up call.

RATING AGENCIES:                Moody's Investors Service, Inc. and Standard &
                                Poor's Ratings Group.

MINIMUM DENOMINATION:           Class A-1, Class A-2 and Class A-3 Certificates
                                (the "Class A Certificates") - $25,000 Class M-1
                                Certificates - $250,000 Class B-1, Class B-2 and
                                Class B-3 Certificates (the "Class B
                                Certificates") - $250,000

LEGAL INVESTMENT:               It is anticipated that the Class A Certificates
                                will be SMMEA eligible.

ERISA ELIGIBLE:                 Underwriter's exemption is expected to apply to
                                the Class A Certificates only. However,
                                prospective purchasers should consult their own counsel.

TAX TREATMENT:                  All Offered Certificates represent REMIC regular
                                interests.

PROSPECTUS:                     The Offered Certificates will be offered
                                pursuant to a prospectus supplemented by a prospectus supplement (together, the
                                "Prospectus"). Complete information with respect to the Offered Certificates and the underlying collateral will be contained in the Prospectus.
                                The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                                PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.

STRUCTURE OF THE CERTIFICATES
-----------------------------

DESCRIPTION OF PRINCIPAL AND INTEREST DISTRIBUTIONS

Principal will be paid as described under the definition of "Principal Distributions on the Certificates". Prior to the Step-Down Date all principal collected or advanced on the Mortgage Loans will be paid to the Certificates as described herein. After such date, as long as no Trigger Event has occurred, the Offered Certificates will be paid principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly, on all Certificates, at a rate of one-month LIBOR plus a margin that will step up after the optional clean-up call date, subject to the WAC Cap. The interest paid to each class will be reduced by prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Soldiers' and Sailors' Civil Relief Act of 1940 (or any similar state statute) allocated to such class. Any reductions in the Pass-Through Rate attributable to the WAC Cap will be carried forward with interest at the applicable Pass-Through Rate as described below and will be payable after payment of all required principal payments on such future Distribution Date.

DEFINITIONS

CREDIT ENHANCEMENT. The Offered Certificates are credit enhanced by (1) the net monthly excess cash flow from the Mortgage Loans, (2) overcollateralization of 1.00%. (after the Step-Down Date, as long as a Trigger Event is not in effect, the required overcollateralization will equal 2.00% of the aggregate principal balance of the Mortgage Loans as of the last day of the related due period, subject to a floor equal to 0.50% of the aggregate initial principal balance of the Mortgage Loans), (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates and (4) an insurance policy provided by Ambac for the benefit of the Class A Certificates.

CREDIT ENHANCEMENT PERCENTAGE. For any Distribution Date, the percentage obtained by dividing (x) the aggregate Certificate Principal Balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

STEP-DOWN DATE. The earlier of (A) the date on which the Class A Certificates have been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in February 2006; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 19.00%.

                CLASS                    INITIAL SUBORDINATION PERCENTAGE*       STEP-DOWN DATE PERCENTAGE**
                -----                    ---------------------------------       ---------------------------
            A-1, A-2, A-3                              9.50%                              19.00%
                 M-1                                   7.75%                              15.50%
                 B-1                                   4.25%                               8.50%
                 B-2                                   2.75%                               5.50%
                 B-3                                   1.00%                               2.00%

* % of original collateral balance
** % of collateral balance as of each Distribution Date

TRIGGER EVENT. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60+ Day Rolling Average equals or exceeds 15% (the 60+ Day Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent) or (ii) during the periods set forth below, the Cumulative Realized Loss Percentage exceeds the amounts set forth below:

          DISTRIBUTION DATES                               CUMULATIVE REALIZED LOSS PERCENTAGE
          ------------------                               -----------------------------------
     February 2006 - January 2007                 5.75% for the first month, plus an additional 1/12th
                                                      of 2.50% for each month thereafter, to 8.25%
     February 2007 - January 2008                 8.25% for the first month, plus an additional 1/12th
                                                      of 1.25% for each month thereafter, to 9.50%
     February 2008 - January 2009                 9.50% for the first month, plus an additional 1/12th
                                                      of 1.25% for each month thereafter, to 10.75%
        February 2009 and after                                          10.75%

STEP-UP PASS-THROUGH RATES. For all Offered Certificates the pass-through rate will increase after the Optional Clean-up Call date, if the call is not exercised. The pass-through rate for the Class A Certificates will increase to one-month LIBOR plus 2 times their respective original margins and the pass-through rates for the Class M-1 and Class B Certificates will increase to one-month LIBOR plus 1.5 times their respective original margins.

CLASS A-1 PASS-THROUGH RATE. The Class A-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS A-2 PASS-THROUGH RATE. The Class A-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS A-3 PASS-THROUGH RATE. The Class A-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS M-1 PASS-THROUGH RATE. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS B-1 PASS-THROUGH RATE. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS B-2 PASS-THROUGH RATE. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS B-3 PASS-THROUGH RATE. The Class B-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

NET RATE. A per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the first day of the related Due Period less the Servicing Fee and the Trustee Fee (calculated on an actual/360 day count basis).

WAC CAP. As to any Distribution Date, the Net Rate minus (i) the Credit Insurer fees, divided by (ii) the aggregate principal balance of the Mortgage Loans in effect on the first day of the related Due Period multiplied by (y) (i) 360, divided by (ii) the actual number of days in the accrual period.

BASIS RISK CARRY FORWARD AMOUNT. As to any Distribution Date, and any Class of Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of Certificates at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of Certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause (ii) at the Certificates' applicable Pass-Through Rate (without regard to the WAC Cap).

INTEREST DISTRIBUTIONS ON THE CERTIFICATES. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

(a) pro rata, to the Class A Certificates, its Accrued Certificate Interest and any unpaid Accrued Certificate Interest from prior Distribution Dates,

(b)      to the Class M-1 Certificates, its Accrued Certificate Interest, and,

(c) to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

PRINCIPAL DISTRIBUTIONS ON THE CERTIFICATES. On each Distribution Date (a) prior to the Step-Down Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(a) to the Class A Certificates, in reduction of their respective Certificate Principal Balances, concurrently, as follows:

                (i) 50% of the Principal Distribution Amount, sequentially, to the Class A-1 and Class A-2 Certificates, until the Certificate Principal Balances thereof have been reduced to zero,

                (ii) to the Class A-3 Certificates, 50% of the Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero,

(b) to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero, and

(c) to the Class B Certificates, sequentially, in ascending numerical order, until the Certificate Principal Balances thereof have been reduced to zero.


 On each Distribution Date (a) on or after the Step-Down Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(a) to the Class A Certificates, in reduction of their respective Certificate Principal Balances, concurrently, as follows:

                (i) sequentially, to the Class A-1 and Class A-2 Certificates, 50% of the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, until the Certificate Principal Balances thereof have been reduced to zero,

                (ii) to the Class A-3 Certificates, 50% of the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero, and

(b) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero,

(c) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero,

(d) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero, and

(e) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.


ALLOCATION OF NET MONTHLY EXCESS CASHFLOW. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

         (i) to the Class M-1 Certificates, the unpaid interest shortfall amount,

         (ii) to the Class B-1 Certificates, the unpaid interest shortfall amount,

         (iii) to the Class B-2 Certificates, the unpaid interest shortfall amount,

         (iv) to the Class B-3 Certificates, the unpaid interest shortfall amount,

         (v) any Class A Basis Risk Carry Forward Amount pro rata to the Class A Certificates, and

         (vi) sequentially, to the Class M-1, Class B-1, Class B-2 and Class B-3 Certificates, in such order, any Basis Risk Carry Forward Amount for such classes.

Once realized losses are allocated to the Class B-3, Class B-2, Class B-1 and Class M-1 Certificates, in such order, their Certificate Principal Balances will be permanently reduced by the amount so allocated, and no amounts will be distributable with respect to such written down amounts on that Distribution Date or any future Distribution Date.

INTEREST REMITTANCE AMOUNT. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the Servicing Fee, Trustee Fee and Credit Insurer fee.

ACCRUED CERTIFICATE INTEREST. For any Distribution Date on each class of Offered Certificates, equals the amount of interest accrued during the related interest accrual period at the related Pass-Through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Soldiers' and Sailors' Civil Relief Act of 1940 (or any similar state statute) allocated to such class.

PRINCIPAL DISTRIBUTION AMOUNT. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

BASIC PRINCIPAL DISTRIBUTION AMOUNT. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

PRINCIPAL REMITTANCE AMOUNT.  On any Distribution Date, the sum of

         (i) all scheduled payments of principal collected or advanced on the Mortgage Loans during the Due Period,

         (ii) the principal portion of all partial and full prepayments received during the month prior to the month in which such Distribution Date occurs,

         (iii) the principal portion of all net liquidation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

         (iv) the principal portion of repurchased Mortgage Loans with respect to which the repurchase obligation arose during the month prior to the month in which such Distribution Date occurs and that were repurchased during the period from the prior Distribution Date through the business day prior to such Distribution Date,

         (v) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

NET MONTHLY EXCESS CASHFLOW. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

EXTRA PRINCIPAL DISTRIBUTION AMOUNT. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans during the related Due Period (less servicing, trustee and Credit Insurer fees), over (y) the sum of interest payable on the Offered Certificates on such Distribution Date and (ii) the Overcollateralization Deficiency Amount for such Distribution Date.

EXCESS SUBORDINATED AMOUNT. For any Distribution Date is the excess, if any, of
(i) the actual overcollateralization, over (ii) the required overcollateralization for such Distribution Date.

OVERCOLLATERALIZATION DEFICIENCY AMOUNT. For any Distribution Date is the excess, if any, of (i) the required overcollateralization, over (ii) the actual overcollateralization for such Distribution Date.

CLASS A PRINCIPAL DISTRIBUTION AMOUNT. After the Step-Down Date, and if no Trigger Event is in effect, an amount equal to the excess of:

(x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date, over


(y) the lesser of:

                (a) the product of (i) the aggregate principal balance of the Mortgage Loans for such Distribution Date and (ii) approximately 81.00%, and

                (b) the excess, if any, of the aggregate principal balance of the Mortgage Loans for such Distribution Date over the product of (i) 0.50% and (ii) the initial aggregate principal balance of the Mortgage Loans.

CLASS M-1 PRINCIPAL DISTRIBUTION AMOUNT. After the Step-Down Date, and with no Trigger Event in effect, is an amount equal to the excess of:

(x) the sum of:

                (a) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution
                      Date), and

                (b) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date, over


(y) the lesser of:

                (a) the product of (i) approximately 84.50% and (ii) the aggregate principal balance of the Mortgage Loans for such Distribution Date, and

                (b) the excess, if any, of the aggregate principal balance of the Mortgage Loans for such Distribution Date over the product of (i) 0.50% and (ii) the initial aggregate principal balance of the Mortgage Loans.


CLASS B-1 PRINCIPAL DISTRIBUTION AMOUNT. After the Step-Down Date, and with no Trigger Event in effect, is an amount equal to the excess of:

(x) the sum of:

                (a) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution
                      Date),

                (b) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (c) the Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date, over


(y) the lesser of:

                (a) the product of (i) approximately 91.50% and (ii) the aggregate principal balance of the Mortgage Loans for such Distribution Date, and

                (b) the excess, if any, of the aggregate principal balance of the Mortgage Loans for such Distribution Date over the product of (i) 0.50% and (ii) the initial aggregate principal balance of the Mortgage Loans.

CLASS B-2 PRINCIPAL DISTRIBUTION AMOUNT. After the Step-Down Date, and with no Trigger Event in effect, is an amount equal to the excess of:

(x) the sum of:

                (a) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution
                      Date),

                (b) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date),

                (c) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date),

                (d) the Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date, over


(y) the lesser of:

                (a) the product of (i) approximately 94.50% and (ii) the aggregate principal balance of the Mortgage Loans for such Distribution Date, and

                (b) the excess, if any, of the aggregate principal balance of the Mortgage Loans for such Distribution Date over the product of (i) 0.50% and (ii) the initial aggregate principal balance of the Mortgage Loans.

CLASS B-3 PRINCIPAL DISTRIBUTION AMOUNT. After the Step-Down Date, and with no Trigger Event in effect, is an amount equal to the excess of:

(x) the sum of:

                (a) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution
                      Date),

                (b) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date),

                (c) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date),

                (d) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), and

                (e) the Certificate Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date, over


(y) the lesser of:

                (a) the product of (i) approximately 98.00% and (ii) the aggregate principal balance of the Mortgage Loans for such Distribution Date, and

                (b) the excess, if any, of the aggregate principal balance of the Mortgage Loans for such Distribution Date over the product of (i) 0.50% and (ii) the initial aggregate principal balance of the Mortgage Loans.

BREAKEVEN PEAK CDR TABLE FOR THE SUBORDINATE CERTIFICATES
---------------------------------------------------------

The assumptions for the breakeven Peak CDR table below are as follows:

|X| 1-month and 6-month forward LIBOR and 1-Year CMT curve assumptions as of January 6, 2003.

|X|      25% voluntary CPR (excluding losses).

|X|      100% loss severity.

|X| 0% CDR for six months, increasing linearly to the Peak CDR (set forth in each scenario for each class below) by month nine.

|X| FIRST DOLLAR LOSS SCENARIO: The highest Peak CDR at which each bond receives its full principal and interest entitlement. For example, the Class M-1 Certificates do not receive any losses unless the CDR increases to more than 6.6% by month nine and remains at that level or higher thereafter.

|X| 0% YIELD RETURN SCENARIO: The Peak CDR at which each bond receives cashflows equal to the invested amount. For example, if the CDR reaches 7.5% by month nine and remains constant thereafter, an investment in the Class M-1 Certificates would yield approximately 0%.



   M-1                                         FIRST DOLLAR LOSS                         0% YIELD RETURN
           PEAK CDR                   6.6%                                     7.5%
           TOTAL COLLATERAL
           LOSS  ($000)               $38,903,378 (15.39%)                     $43,304,202 (17.13%)
           CLASS M-1 PRINCIPAL        $0.00 (0.00%)                            $3,301,431 (74.61%)
           WRITEDOWN ($000)
           WEIGHTED AVERAGE LIFE      11.92                                    15.53

   B-1                                         FIRST DOLLAR LOSS                         0% YIELD RETURN
           PEAK CDR                   4.6%                                     6.2%
           TOTAL COLLATERAL LOSS
           ($000)                     $28,430,138 (11.24%)                     $36,887,524 (14.59%)
           CLASS B-1 PRINCIPAL        0.00 (0.00%)                             $6,748,974 (64.46%)
           WRITEDOWN ($000)
           WEIGHTED AVERAGE LIFE      5.54                                     14.54

   B-2                                         FIRST DOLLAR LOSS                         0% YIELD RETURN
           PEAK CDR                   3.7%                                     4.9%
           TOTAL COLLATERAL LOSS
           ($000)                     $23,376,640 (9.25%)                      $30,065,814 (11.89%)
           CLASS B-2 PRINCIPAL
           WRITEDOWN ($000)           $0.00 (0.00%)                            $2,358,653 (62.19%)
           WEIGHTED AVERAGE LIFE      5.87                                     4.57

   B-3                                         FIRST DOLLAR LOSS                         0% YIELD RETURN
           PEAK CDR                   3.4%                                     4.1%
           TOTAL COLLATERAL LOSS
           ($000)                     $21,641,565 (8.56%)                      $25,650,275 (10.14%)
           CLASS B-3 PRINCIPAL
           WRITEDOWN ($000)           $0.00 (0.00%)                            $1,945,101 (43.96%)
           WEIGHTED AVERAGE LIFE      5.43                                     3.81

SELECTED MORTGAGE LOAN DATA
---------------------------

                       THE MORTGAGE LOANS (ALL COLLATERAL)

Scheduled Principal Balance:                              $252,855,668
Number of Mortgage Loans:                                        2,758
Average Scheduled Principal Balance:                           $91,681
Weighted Average Gross Coupon (1):                               9.80%
Weighted Average Net Coupon (1):                                 9.27%
Weighted Average Credit Score (FICO) (2):                          569
Weighted Average Current LTV Ratio:                              79.9%
Weighted Average Stated Remaining Term (months):                   266
Weighted Average Seasoning (months):                                52
Weighted Average Months to Roll:                                     4
Weighted Average Gross Margin (1):                               5.68%
Weighted Average Net Margin (1):                                 5.13%
Weighted Average Next Adjustment Rate Cap (1):                   1.45%
Weighted Average Periodic Rate Cap (1):                          1.34%
Weighted Average Life Cap (1):                                   6.32%
Weighted Average Gross Maximum Lifetime Rate (1):               16.14%

(1) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.
(2) The FICO scores for 94.9% of the Mortgage Loans were obtained in August 2002, 5.1% were obtained in June 2002.


                                                     DISTRIBUTION BY GROSS COUPON


                   NUMBER         AGGREGATE                  WEIGHTED  WEIGHTED                WEIGHTED      WEIGHTED
                     OF           PRINCIPAL        AGGREGATE  AVERAGE  AVERAGE    AVERAGE      AVERAGE       AVERAGE
                   MORTGAGE        BALANCE         PRINCIPAL  GROSS    FICO      PRINCIPAL     CURRENT      LOAN AGE
  GROSS COUPON      LOANS        OUTSTANDING       BALANCE    COUPON   SCORE      BALANCE        LTV        (MONTHS)
  ------------      -----        -----------       -------    ------   -----      -------        ---        --------
Below 5.00%          168         $8,787,199         3.48%      3.47%   698        $52,305        80.8%         51
5.00% - 5.49%         32          2,515,467         0.99       5.18    611         78,608        78.3          61
5.50% - 5.99%         23          2,014,344         0.80       5.67    596         87,580        75.1          75
6.00% - 6.49%         50          3,622,592         1.43       6.18    621         72,452        77.9          74
6.50% - 6.99%         54          4,572,406         1.81       6.66    633         84,674        67.1          74
7.00% - 7.49%         44          3,653,335         1.44       7.19    601         83,030        76.5          76
7.50% - 7.99%         78          6,942,347         2.75       7.78    594         89,004        69.6          68
8.00% - 8.49%         96          9,338,641         3.69       8.22    578         97,278        73.5          64
8.50% - 8.99%        221         22,050,796         8.72       8.78    576         99,777        74.5          58
9.00% - 9.49%        166         17,429,799         6.89       9.27    563        104,999        75.4          56
9.50% - 9.99%        408         42,655,974        16.87       9.78    565        104,549        80.3          52
10.00% - 10.49%      288         28,337,139        11.21      10.25    555         98,393        81.5          49
10.50% - 10.99%      445         42,011,631        16.61      10.76    556         94,408        83.6          47
11.00% - 11.49%      205         18,971,283         7.50      11.23    551         92,543        85.0          44
11.50% - 11.99%      257         23,221,174         9.18      11.74    549         90,355        83.0          46
12.00% - 12.49%       90          7,580,966         3.00      12.25    552         84,233        85.1          41
12.50% - 12.99%       77          6,060,791         2.40      12.78    553         78,712        80.4          48
13.00% - 13.49%       22          1,418,703         0.56      13.21    555         64,487        70.3          55
13.50% - 13.99%       17            777,859         0.31      13.76    538         45,756        65.9          64
14.00% or
Greater               17            893,221         0.35      14.64    536         52,542        75.4          50
----------------- ----------- ---------------- ---------- --------- ---------- ------------ ------------- -------------
Total              2,758       $252,855,668       100.00%      9.80%   569        $91,681        79.9%         52
================= =========== ================ ========== ========= ========== ============ ============= =============

                                                     DISTRIBUTION BY PERIODIC CAP

                    NUMBER    AGGREGATE                   WEIGHTED     WEIGHTED               WEIGHTED    WEIGHTED
                      OF      PRINCIPAL      AGGREGATE     AVERAGE     AVERAGE     AVERAGE    AVERAGE     AVERAGE
                    MORTGAGE   BALANCE       PRINCIPAL     GROSS       FICO       PRINCIPAL   CURRENT     LOAN AGE
PERIODIC CAP         LOANS   OUTSTANDING     BALANCE       COUPON      SCORE       BALANCE      LTV       (MONTHS)
------------         -----   -----------     -------       ------      -----       -------      ---       --------
0.00%                  5       $309,135        0.12%        9.85%       634        $61,827      64.7%       110
1.00%                791     85,580,589       33.85         9.84        557        108,193      81.6         49
1.50%                169     18,082,648        7.15         9.82        558        106,998      80.5         50
2.00%                383     22,719,077        8.98         6.22        648         59,319      76.6         70
3.00% or
Greater               70      7,043,567        2.78        10.56        527        100,732      83.9         33
N/A (Fixed
Rate)              1,340    119,120,652       47.11        10.41        566         88,896      79.0         53
---------------- --------- ------------- ------------- ------------- ----------- ---------- ------------ ------------
Total              2,758   $252,855,668      100.00%        9.80%       569        $91,681      79.9%        52
================ ========= ============= ============= ============= =========== ========== ============ ============


                                                 DISTRIBUTION BY RATE RESET FREQUENCY

                       NUMBER     AGGREGATE                     WEIGHTED    WEIGHTED               WEIGHTED  WEIGHTED
                         OF       PRINCIPAL       AGGREGATE     AVERAGE     AVERAGE    AVERAGE     AVERAGE   AVERAGE
RATE RESET             MORTGAGE    BALANCE        PRINCIPAL     GROSS       FICO      PRINCIPAL    CURRENT   LOAN AGE
FREQUENCY               LOANS    OUTSTANDING       BALANCE      COUPON      SCORE      BALANCE       LTV     (MONTHS)
---------               -----    -----------       -------      ------      -----      -------       ---     --------
Monthly                    2        $188,152        0.07%        8.92%       668       $94,076      53.8%      143
Semi-Annually          1,049     112,977,956       44.68         9.88        555       107,701      81.4        49
Annually                 362      20,375,417        8.06         5.80        658        56,286      77.1        69
24 Months or
Greater                    5         193,491        0.08        11.08        643        38,698      69.86      124
N/A (Fixed Rate)       1,340     119,120,652       47.11        10.41        566        88,896      79.0        53
------------------- ----------- ------------- ------------- ------------- ----------- --------- ----------- ------------
Total                  2,758    $252,855,668      100.00%        9.80%       569       $91,681      79.9%       52
=================== =========== ============= ============= ============= =========== ========= =========== ============


                                                 DISTRIBUTION BY MONTHS TO RATE RESET

                     NUMBER     AGGREGATE                    WEIGHTED   WEIGHTED              WEIGHTED    WEIGHTED
                       OF       PRINCIPAL      AGGREGATE     AVERAGE    AVERAGE     AVERAGE    AVERAGE    AVERAGE
MONTHS TO           MORTGAGE    BALANCE        PRINCIPAL     GROSS      FICO       PRINCIPAL   CURRENT    LOAN AGE
RATE RESET           LOANS    OUTSTANDING       BALANCE      COUPON     SCORE       BALANCE      LTV      (MONTHS)
----------           -----    -----------       -------      ------     -----       -------      ---      --------
1 - 3 Months          604     $60,350,575       23.87%        9.57%      566        $99,918     81.0%        50
4 - 6 Months          568      59,055,760       23.36         9.59       560        103,971     80.7         52
7 - 12 Months         238      13,796,237        5.46         6.45       640         57,967     79.9         62
13 - 24 Months          4         234,904        0.09        10.29       559         58,726     88.6         28
25 - 48 Months          4         297,540        0.12        10.05       636         74,385     53.2         93
N/A (Fixed
Rate)               1,340     119,120,652       47.11        10.41       566         88,896     79.0         53
---------------- ----------- ------------- ------------- ------------ ------------ -------- ------------ ------------
Total               2,758    $252,855,668      100.00%        9.80%      569        $91,681     79.9%        52
================ =========== ============= ============= ============ ============ ======== ============ ============

                                                DISTRIBUTION BY GROSS LIFE MAXIMUM RATE

                     NUMBER     AGGREGATE                    WEIGHTED   WEIGHTED              WEIGHTED    WEIGHTED
                       OF       PRINCIPAL      AGGREGATE     AVERAGE    AVERAGE     AVERAGE    AVERAGE    AVERAGE
GROSS LIFE          MORTGAGE    BALANCE        PRINCIPAL     GROSS      FICO       PRINCIPAL   CURRENT    LOAN AGE
MAXIMUM RATE         LOANS    OUTSTANDING       BALANCE      COUPON     SCORE       BALANCE      LTV      (MONTHS)
------------         -----    -----------       -------      ------     -----       -------      ---      --------
9.50% - 9.99%          4        $330,272          0.13%       3.17%      719        $82,568      66.3%        47
10.00% - 10.49%       10         785,391          0.31        2.64       682         78,539      64.2         48
10.50% - 10.99%       14       1,070,166          0.42        3.53       687         76,440      83.1         52
11.00% - 11.49%       37       1,927,188          0.76        3.22       705         52,086      80.1         50
11.50% - 11.99%       51       2,620,573          1.04        3.90       696         51,384      85.0         50
12.00% - 12.49%       31       1,470,464          0.58        4.88       687         47,434      79.9         60
12.50% - 12.99%       49       2,875,520          1.14        6.10       634         58,684      81.5         68
13.00% - 13.49%       34       1,941,804          0.77        7.00       654         57,112      76.0         75
13.50% - 13.99%       35       1,989,467          0.79        7.38       637         56,842      74.3         69
14.00% - 14.49%       51       4,225,734          1.67        7.52       592         82,858      75.0         77
14.50% - 14.99%       81       8,332,382          3.30        8.05       580        102,869      73.8         64
15.00% - 15.49%       82       8,094,150          3.20        8.28       570         98,709      74.7         68
15.50% - 15.99%      167      19,866,435          7.86        9.09       561        118,961      80.0         54
16.00% - 16.99%      318      33,433,198         13.22        9.84       552        105,136      81.4         50
17.00% - 17.99%      280      28,526,442         11.28       10.53       559        101,880      84.5         44
18.00% - 18.99%      126      12,397,098          4.90       11.45       547         98,390      83.4         40
19.00% or
Greater               48       3,848,732          1.52       11.50       527         80,182      80.3         41
N/A (Fixed
Rate)              1,340     119,120,652         47.11       10.41       566         88,896      79.0         53
---------------- ---------- --------------- ------------ ----------- ------------ ---------- ------------ -----------
Total              2,758    $252,855,668        100.00%       9.80%      569        $91,681      79.9%        52
================ ========== =============== ============ =========== ============ ========== ============ ===========


                                                     DISTRIBUTION BY GROSS MARGIN

                     NUMBER     AGGREGATE                    WEIGHTED   WEIGHTED              WEIGHTED    WEIGHTED
                       OF       PRINCIPAL      AGGREGATE     AVERAGE    AVERAGE     AVERAGE    AVERAGE    AVERAGE
                    MORTGAGE    BALANCE        PRINCIPAL     GROSS      FICO       PRINCIPAL   CURRENT    LOAN AGE
GROSS MARGIN         LOANS    OUTSTANDING       BALANCE      COUPON     SCORE       BALANCE      LTV      (MONTHS)
------------         -----    -----------       -------      ------     -----       -------      ---      --------
Less than 1.00%         66    $4,179,112           1.65%       3.20%     691         $63,320      77.2%     51
1.00% - 1.49%           40     1,929,119           0.76        3.62      701          48,228      84.4      51
1.50% - 1.99%           32     1,459,213           0.58        4.05      701          45,600      84.8      51
2.00% - 2.49%           30     1,591,352           0.63        4.72      678          53,045      80.1      58
2.50% - 2.99%           33     2,670,379           1.06        5.59      620          80,921      78.9      71
3.00% - 3.49%           34     2,986,937           1.18        6.38      607          87,851      74.1      79
3.50% - 3.99%           36     2,875,431           1.14        6.99      603          79,873      71.4      73
4.00% - 4.49%           60     4,870,505           1.93        7.36      599          81,175      77.4      75
4.50% - 4.99%           94     7,612,082           3.01        7.94      593          80,980      71.4      80
5.00% - 5.49%          104    11,676,467           4.62        9.00      556         112,274      77.7      59
5.50% - 5.99%          177    18,286,298           7.23        9.47      562         103,312      81.8      50
6.00% - 6.49%          197    20,089,594           7.95        9.97      561         101,978      82.6      50
6.50% - 6.99%          255    26,964,356          10.66       10.40      551         105,743      82.0      43
7.00% - 7.49%          152    15,768,958           6.24       10.96      543         103,743      83.8      41
7.50% - 7.99%           75     7,417,491           2.93       11.08      546          98,900      81.7      43
8.00% - 8.49%           21     2,164,044           0.86       11.72      570         103,050      86.4      36
8.50% or Greater        12     1,193,681           0.47       12.45      546          99,473      88.5      42
N/A (Fixed-Rate)     1,340    119,120,652         47.11       10.41      566          88,896      79.0      53
----------------- ----------- --------------- ------------ ---------- ------------ ----------- --------- ------------
Total                2,758    $252,855,668       100.00%       9.80%     569         $91,681      79.9%     52
================= =========== =============== ============ ========== ============ =========== ========= ============

                                                 DISTRIBUTION BY CURRENT PRODUCT TYPE

                         NUMBER     AGGREGATE                    WEIGHTED   WEIGHTED              WEIGHTED    WEIGHTED
                           OF       PRINCIPAL      AGGREGATE     AVERAGE    AVERAGE     AVERAGE    AVERAGE    AVERAGE
  CURRENT               MORTGAGE    BALANCE        PRINCIPAL     GROSS      FICO       PRINCIPAL   CURRENT    LOAN AGE
PRODUCT TYPE             LOANS    OUTSTANDING       BALANCE      COUPON     SCORE       BALANCE      LTV      (MONTHS)
   ----                  -----    -----------       -------      ------     -----       -------      ---      --------
Fixed-Rate               1,340   $119,120,652        47.11%       10.41%     566        $88,896       79.0%     53
6-Month LIBOR(1)           783     82,925,790        32.80        10.16      552        105,908       82.9      44
1 Year CMT                 355     19,948,699         7.89         5.77      660         56,194       78.0      67
6-Month CMT                152     17,667,537         6.99         8.04      580        116,234       72.6      82
3/27 LIBOR(2)               94      9,755,560         3.86        10.84      542        103,783       84.5      32
2/28 LIBOR(2)                8      1,011,202         0.40        10.43      515        126,400       85.6      22
Other ARM                   26      2,426,228         0.96         9.30      583         93,316       67.5      86
---------------------- --------- --------------- ------------ ---------- ------------ ---------- ---------- -----------
Total                    2,758   $252,855,668       100.00%        9.80%     569        $91,681       79.9%     52
====================== ========= =============== ============ ========== ============ ========== ========== ===========

(1) 81.8% of the Mortgage Loans in the 6-Month LIBOR ARM category were originally in the 2/28 LIBOR ARM or 3/27 LIBOR ARM categories.
(2) All of the Mortgage Loans in the 2/28 LIBOR ARM and 3/27 LIBOR ARM categories adjust using 6-month LIBOR.


                                                   DISTRIBUTION BY AMORTIZATION TYPE

                       NUMBER     AGGREGATE                    WEIGHTED   WEIGHTED              WEIGHTED    WEIGHTED
                         OF       PRINCIPAL      AGGREGATE     AVERAGE    AVERAGE     AVERAGE    AVERAGE    AVERAGE
AMORTIZATION          MORTGAGE    BALANCE        PRINCIPAL     GROSS      FICO       PRINCIPAL   CURRENT    LOAN AGE
   TYPE                LOANS    OUTSTANDING       BALANCE      COUPON     SCORE       BALANCE      LTV      (MONTHS)
   ----                -----    -----------       -------      ------     -----       -------      ---      --------
30 Year
Amortization           2,106   $200,188,727        79.17%       9.77%      567       $95,056       81.77%     49
15 Year Balloon          423     39,926,377        15.79        9.97       576        94,389       76.52      64
15 Year
Amortization             225     12,368,033         4.89        9.67       587        54,969       59.97      62
10 Year Balloon            4        372,531         0.15       11.22       499        93,133       80.46      41
-------------------- --------- --------------- ----------- ----------- ----------- ---------- ----------- -----------
Total                  2,758   $252,855,668       100.00%       9.80%      569       $91,681       79.9%      52
==================== ========= =============== =========== =========== =========== ========== =========== ===========



                                                       DISTRIBUTION BY ZIP CODES

                        NUMBER     AGGREGATE                    WEIGHTED   WEIGHTED              WEIGHTED    WEIGHTED
                          OF       PRINCIPAL      AGGREGATE     AVERAGE    AVERAGE     AVERAGE    AVERAGE    AVERAGE
                       MORTGAGE    BALANCE        PRINCIPAL     GROSS      FICO       PRINCIPAL   CURRENT    LOAN AGE
ZIP CODES               LOANS    OUTSTANDING       BALANCE      COUPON     SCORE       BALANCE      LTV      (MONTHS)
---------               -----    -----------       -------      ------     -----       -------      ---      --------
98118                     2         $632,943         0.25%       9.99%     580       $316,471      88.8%      30
11234                     4          622,750         0.25       10.43      643        155,687      61.7       68
30083                     5          609,841         0.24       11.12      534        121,968      83.8       40
90043                     4          604,496         0.24        9.72      577        151,124      75.2       57
90008                     3          570,213         0.23        9.93      582        190,071      77.8       70
11216                     3          551,652         0.22       10.93      520        183,884      78.7       50
27587                     3          546,737         0.22       10.27      547        182,246      86.4       47
91001                     3          514,966         0.20        9.27      573        171,655      77.6       45
92627                     2          510,593         0.20        8.76      593        255,297      68.5       48
77479                     4          507,864         0.20       11.15      555        126,966      84.0       48
All Others            2,725      247,183,613        97.76        9.79      569         90,710      79.9       52
------------------- ----------- --------------- ----------- ---------- ------------ ---------- ---------- -----------
Total                 2,758     $252,855,668       100.00%       9.80%     569        $91,681      79.9%      52
=================== =========== =============== =========== ========== ============ ========== ========== ===========

                                                         DISTRIBUTION BY STATE

                        NUMBER      AGGREGATE                   WEIGHTED  WEIGHTED              WEIGHTED    WEIGHTED
                          OF        PRINCIPAL      AGGREGATE    AVERAGE   AVERAGE    AVERAGE    AVERAGE    AVERAGE
                       MORTGAGE     BALANCE        PRINCIPAL    GROSS     FICO      PRINCIPAL   CURRENT    LOAN AGE
ZIP CODES               LOANS     OUTSTANDING       BALANCE     COUPON    SCORE      BALANCE      LTV      (MONTHS)
---------               -----     -----------       -------     ------    -----      -------      ---      --------
Southern
California (1)          200       $25,108,521        9.93%       9.21%     574      $125,543      78.1%      64
Florida                 301        23,764,901        9.40        9.36      575        78,953      83.4       46
New York                158        17,141,269        6.78       10.23      596       108,489      73.7       62
Texas                   192        16,270,907        6.43       10.32      558        84,744      83.5       47
North Carolina          193        15,754,567        6.23        9.92      568        81,630      83.9       46
Northern
California (1)          109        13,035,895        5.16        9.51      581       119,595      72.3       69
Illinois                113        11,923,121        4.72        9.82      548       105,514      80.2       49
Georgia                 143        11,910,720        4.71       10.09      570        83,292      82.3       48
Ohio                    116         9,499,927        3.76       10.27      546        81,896      83.7       42
Michigan                 98         8,960,720        3.54       10.43      549        91,436      81.4       46
All Others (2)        1,135        99,485,120       39.34        9.78      569        87,652      79.5       52
------------------- ----------- -------------- ------------ ---------- ----------- ---------- ---------- ------------
Total                 2,758      $252,855,668      100.00%       9.80%     569       $91,681      79.9%      52
=================== =========== ============== ============ ========== =========== ========== ========== ============

(1) All Mortgage Loans in California zip codes less than 93601 are included in the Southern California category. The remaining Mortgage Loans in California zip codes are included in the Northern California category.
(2)        Includes states with less than 3% concentration by principal balance.


                                              DISTRIBUTION BY CURRENT LOAN TO VALUE RATIO

                        NUMBER      AGGREGATE                   WEIGHTED  WEIGHTED              WEIGHTED    WEIGHTED
                          OF        PRINCIPAL      AGGREGATE    AVERAGE   AVERAGE    AVERAGE    AVERAGE    AVERAGE
CURRENT LOAN           MORTGAGE     BALANCE        PRINCIPAL    GROSS     FICO      PRINCIPAL   CURRENT    LOAN AGE
  TO VALUE              LOANS     OUTSTANDING       BALANCE     COUPON    SCORE      BALANCE      LTV      (MONTHS)
  --------              -----     -----------       -------     ------    -----      -------      ---      --------
Below 50.00%             145       $8,586,886        3.40%      9.17%       605       $59,220      36.2%      75
50.01% - 60.00%          134       10,460,631        4.14       9.22        585        78,064      55.3       74
60.01% - 70.00%          308       25,350,113       10.03       9.73        574        82,306      65.9       64
70.01% - 80.00%          841       80,515,789       31.84       9.56        567        95,738      76.1       53
80.01% - 85.00%          384       35,770,472       14.15       9.83        566        93,152      83.0       48
85.01% - 90.00%          455       43,404,917       17.17       9.97        561        95,395      87.9       47
90.01% - 95.00%          198       17,079,814        6.75       9.43        570        86,262      92.9       45
95.01% - 100.00%         265       28,782,719       11.38      10.85        568       108,614      98.0       43
100.01% - 125.00%         28        2,904,328        1.15       9.91        560       103,726     110.2       51
-------------------- ----------- -------------- ------------ ---------- ----------- ---------- ---------- -----------
Total                  2,758     $252,855,668      100.00%      9.80%       569       $91,681      79.9%      52
==================== =========== ============== ============ ========== =========== ========== ========== ===========


                                                   DISTRIBUTION BY OCCUPANCY STATUS

                        NUMBER      AGGREGATE                   WEIGHTED  WEIGHTED              WEIGHTED    WEIGHTED
                          OF        PRINCIPAL      AGGREGATE    AVERAGE   AVERAGE    AVERAGE    AVERAGE    AVERAGE
                        MORTGAGE     BALANCE        PRINCIPAL    GROSS     FICO      PRINCIPAL   CURRENT    LOAN AGE
OCCUPANCY STATUS        LOANS     OUTSTANDING       BALANCE     COUPON    SCORE      BALANCE      LTV      (MONTHS)
----------------        -----     -----------       -------     ------    -----      -------      ---      --------
Owner Occupied          2,673     $245,931,733       97.26%      9.79%      569       $92,006      80.1%      52
Non-Owner Occupied         85        6,923,935        2.74      10.06       563        81,458      71.2       50
-------------------- ----------- --------------- ----------- ---------- ----------- ---------- ---------- -----------
Total                   2,758     $252,855,668      100.00%      9.80%      569       $91,681      79.9%      52
==================== =========== =============== =========== ========== =========== ========== ========== ===========

                                                     DISTRIBUTION BY PROPERTY TYPE

                        NUMBER      AGGREGATE                   WEIGHTED  WEIGHTED              WEIGHTED    WEIGHTED
                          OF        PRINCIPAL      AGGREGATE    AVERAGE   AVERAGE    AVERAGE    AVERAGE    AVERAGE
                        MORTGAGE     BALANCE        PRINCIPAL    GROSS     FICO      PRINCIPAL   CURRENT    LOAN AGE
PROPERTY TYPE           LOANS     OUTSTANDING       BALANCE     COUPON    SCORE      BALANCE      LTV      (MONTHS)
-------------           -----     -----------       -------     ------    -----      -------      ---      --------
Single Family           2,217     $215,533,498     85.24%       10.05%     561        $97,219      79.8%      52
Manufactured Housing      321       15,509,564      6.13         5.61      675         48,316      81.8       50
2-4 Family                119       12,806,526      5.06        10.19      583        107,618      77.1       58
Condominium                79        7,229,216      2.86        10.64      557         91,509      81.1       44
Townhouse                  22        1,776,863      0.70        10.49      549         80,767      86.8       44
-------------------- ----------- -------------- ------------ ---------- ----------- ---------- ---------- -----------
Total                   2,758     $252,855,668     100.00%       9.80%     569        $91,681      79.9%      52
==================== =========== ============== ============ ========== =========== ========== ========== ===========


                                                  DISTRIBUTION BY CREDIT SCORE (FICO)

                        NUMBER      AGGREGATE                   WEIGHTED  WEIGHTED              WEIGHTED    WEIGHTED
                          OF        PRINCIPAL      AGGREGATE    AVERAGE   AVERAGE    AVERAGE    AVERAGE    AVERAGE
                        MORTGAGE     BALANCE        PRINCIPAL    GROSS     FICO      PRINCIPAL   CURRENT    LOAN AGE
CREDIT SCORE (FICO)(1)  LOANS     OUTSTANDING       BALANCE     COUPON    SCORE      BALANCE      LTV      (MONTHS)
----------------------  -----     -----------       -------     ------    -----      -------      ---      --------
400 - 479                 158      $13,850,944       5.48%        10.64%    463       $87,664       81.5%     44
480 - 499                 224       21,699,943       8.58         10.42     490        96,875       81.8      46
500 - 519                 320       30,052,974      11.89         10.29     510        93,916       81.7      46
520 - 539                 326       30,899,740      12.22         10.09     530        94,784       81.4      50
540 - 559                 319       31,677,860      12.53         10.14     550        99,304       79.7      53
560 - 579                 239       23,107,671       9.14          9.99     569        96,685       79.5      52
580 - 599                 244       23,476,152       9.28          9.76     589        96,214       79.2      57
600 - 619                 186       18,451,460       7.30         10.18     609        99,201       82.1      54
620 - 639                 176       16,697,803       6.60          9.57     629        94,874       78.2      59
640 - 659                 130       12,202,860       4.83          8.99     650        93,868       76.1      57
660 - 679                 101        8,923,345       3.53          9.26     669        88,350       74.9      58
680 - 699                  83        5,967,469       2.36          7.64     690        71,897       79.5      59
700 - 719                  52        3,585,084       1.42          6.57     707        68,944       77.9      55
720 - 739                  48        3,291,741       1.30          7.10     729        68,578       78.1      58
740 & Above                99        4,588,638       1.81          5.87     767        46,350       75.4      56
Unknown                    53        4,381,984       1.73          9.81        N/A     82,679       74.8      63
--------------------- ----------- -------------- ------------ ---------- ----------- ----------- --------- -----------
Total                   2,758     $252,855,668     100.00%         9.80%    569       $91,681       79.9%     52
===================== =========== ============== ============ ========== =========== =========== ========= ===========

(1) The FICO scores for 94.9% of the Mortgage Loans were obtained in August 2002, 5.1% were obtained in June 2002.



                                       DISTRIBUTION BY ORIGINAL MONTHS TO MATURITY

                        NUMBER      AGGREGATE                   WEIGHTED  WEIGHTED              WEIGHTED    WEIGHTED
    ORIGINAL              OF        PRINCIPAL      AGGREGATE    AVERAGE   AVERAGE    AVERAGE    AVERAGE    AVERAGE
    MONTHS TO          MORTGAGE     BALANCE        PRINCIPAL    GROSS     FICO      PRINCIPAL   CURRENT    LOAN AGE
     MATURITY           LOANS     OUTSTANDING       BALANCE     COUPON    SCORE      BALANCE      LTV      (MONTHS)
----------------------  -----     -----------       -------     ------    -----      -------      ---      --------
0 - 120 Months           27        $1,528,825        0.60%       9.50%     574       $56,623       59.7%      43
121 - 180 Months        614        50,192,694       19.85        9.91      578        81,747       72.9       65
181 - 240 Months        130         8,484,538        3.36       10.01      585        65,266       76.5       58
241 - 300 Months         40         2,648,588        1.05        9.65      561        66,215       80.0       53
301 - 360 Months      1,947       190,001,023       75.14        9.77      566        97,587       82.0       49
------------------- ----------- --------------- ----------- ---------- ------------ ---------- ---------- -----------
Total                 2,758      $252,855,668      100.00%       9.80%     569       $91,681       79.9%      52
=================== =========== =============== =========== ========== ============ ========== ========== ===========

                                       DISTRIBUTION BY REMAINING MONTHS TO MATURITY

                        NUMBER      AGGREGATE                   WEIGHTED  WEIGHTED              WEIGHTED    WEIGHTED
    REMAINING             OF        PRINCIPAL      AGGREGATE    AVERAGE   AVERAGE    AVERAGE    AVERAGE    AVERAGE
    MONTHS TO          MORTGAGE     BALANCE        PRINCIPAL    GROSS     FICO      PRINCIPAL   CURRENT    LOAN AGE
     MATURITY           LOANS     OUTSTANDING       BALANCE     COUPON    SCORE      BALANCE      LTV      (MONTHS)
----------------------  -----     -----------       -------     ------    -----      -------      ---      --------
1 - 24 Months             5          $50,005         0.02%      11.89%     594       $10,001       19.8%     102
25 - 36 Months            9          294,092         0.12       12.00      619        32,677       25.9      138
37 - 48 Months            5          306,592         0.12       10.40      617        61,318       58.4      124
49 - 60 Months           11          621,816         0.25        7.78      589        56,529       60.2      121
61 - 72 Months           34        2,373,790         0.94        8.18      589        69,817       60.7      102
73 - 84 Months           45        4,215,078         1.67        8.29      595        93,668       67.6       96
85 - 96 Months           58        4,659,447         1.84        9.41      615        80,335       62.6       88
97 - 108 Months          70        6,599,926         2.61        9.37      599        94,285       65.0       75
109 - 120 Months         96        7,816,745         3.09        9.85      580        81,424       73.6       65
121 - 180 Months        361       28,037,184        11.09       10.59      563        77,665       78.3       49
181 - 240 Months        102        7,200,863         2.85        9.67      578        70,597       76.7       60
241 - 300 Months        296       29,198,609        11.55        9.02      585        98,644       75.3       76
301 - 360 Months      1,666      161,481,522        63.86        9.90      563        96,928       83.4       43
------------------- ----------- --------------- ----------- ---------- ------------ ---------- ---------- -----------
Total                 2,758     $252,855,668      100.00%        9.80%     569       $91,681       79.9%      52
=================== =========== =============== =========== ========== ============ ========== ========== ===========

                                       DISTRIBUTION BY CURRENT PRINCIPAL BALANCE

                        NUMBER      AGGREGATE                   WEIGHTED  WEIGHTED              WEIGHTED    WEIGHTED
     CURRENT             OF        PRINCIPAL      AGGREGATE    AVERAGE   AVERAGE    AVERAGE    AVERAGE    AVERAGE
    PRINCIPAL          MORTGAGE     BALANCE        PRINCIPAL    GROSS     FICO      PRINCIPAL   CURRENT    LOAN AGE
     BALANCE            LOANS     OUTSTANDING       BALANCE     COUPON    SCORE      BALANCE      LTV      (MONTHS)
----------------------  -----     -----------       -------     ------    -----      -------      ---      --------
$0 - $25,000             69       $1,250,334         0.49%       8.60%    647         $18,121     62.9%      60
$25,001 - $50,000       349       14,034,556         5.55        8.60     613          40,214     73.7       55
$50,001 - $75,000       888       55,151,115        21.81        9.82     568          62,107     77.5       54
$75,001 - $100,000      562       48,477,317        19.17        9.84     566          86,259     79.7       54
$100,001 - $150,000     579       69,948,394        27.66        9.97     566         120,809     81.2       52
$150,001 - $200,000     182       30,962,478        12.25        9.98     562         170,124     82.6       50
$200,001 - $250,000      70       15,566,478         6.16        9.93     559         222,378     83.5       49
$250,001 - $300,000      39       10,719,393         4.24        9.62     574         274,856     80.8       46
$300,001 - $450,000      20        6,745,603         2.67        9.56     564         337,280     80.2       53
------------------- ----------- --------------- ----------- ---------- ------------ ---------- ---------- -----------
Total                 2,758     $252,855,668       100.00%       9.80%    569         $91,681     79.9%      52
=================== =========== =============== =========== ========== ============ ========== ========== ===========

                  THE GROUP I - ADJUSTABLE RATE MORTGAGE LOANS


 Scheduled Principal Balance:                                 $133,735,016
 Number of Mortgage Loans:                                           1,418
 Average Scheduled Principal Balance:                              $94,312
 Weighted Average Gross Coupon:                                      9.26%
 Weighted Average Net Coupon:                                        8.71%
 Weighted Average Credit Score (FICO) (1):                             571
 Weighted Average Current LTV Ratio:                                 80.7%
 Weighted Average Stated Remaining Term (months):                      295
 Weighted Average Seasoning (months):                                   52
 Weighted Average Months to Roll:                                        4
 Weighted Average Gross Margin:                                      5.68%
 Weighted Average Net Margin:                                        5.13%
 Weighted Average Next Adjustment Rate Cap:                          1.45%
 Weighted Average Periodic Rate Cap:                                 1.34%
 Weighted Average Life Cap:                                          6.32%
 Weighted Average Gross Maximum Lifetime Rate:                      16.14%

     (1) The FICO scores for 90.5% of the Mortgage Loans were obtained in August 2002, 9.5% were obtained in June 2002.


                                       DISTRIBUTION BY GROSS COUPON

                        NUMBER     AGGREGATE                   WEIGHTED  WEIGHTED               WEIGHTED    WEIGHTED
                          OF       PRINCIPAL      AGGREGATE    AVERAGE   AVERAGE    AVERAGE    AVERAGE    AVERAGE
       GROSS           MORTGAGE     BALANCE        PRINCIPAL    GROSS     FICO      PRINCIPAL   CURRENT    LOAN AGE
      COUPON            LOANS     OUTSTANDING       BALANCE     COUPON    SCORE      BALANCE      LTV      (MONTHS)
----------------------  -----     -----------       -------     ------    -----      -------      ---      --------
Below 5.00%                164      $8,614,766       6.44%       3.47%      699       $52,529      80.8%       52
5.00% - 5.49%               32       2,515,467       1.88        5.18       611        78,608      78.3        61
5.50% - 5.99%               23       2,014,344       1.51        5.67       596        87,580      75.1        75
6.00% - 6.49%               49       3,572,591       2.67        6.18       619        72,910      78.3        74
6.50% - 6.99%               49       3,749,648       2.80        6.66       619        76,523      68.1        85
7.00% - 7.49%               39       3,393,202       2.54        7.19       599        87,005      77.3        79
7.50% - 7.99%               52       4,406,917       3.30        7.76       587        84,748      73.2        74
8.00% - 8.49%               63       6,333,997       4.74        8.22       577       100,540      77.0        67
8.50% - 8.99%               90       9,880,809       7.39        8.78       558       109,787      77.7        54
9.00% - 9.49%               91       9,321,494       6.97        9.26       567       102,434      77.7        56
9.50% - 9.99%              197      21,950,172      16.41        9.77       559       111,422      80.2        49
10.00% - 10.49%            136      13,998,241      10.47       10.24       546       102,928      83.2        47
10.50% - 10.99%            188      19,617,906      14.67       10.75       553       104,351      84.4        42
11.00% - 11.49%             92       9,640,924       7.21       11.21       549       104,793      86.2        41
11.50% - 11.99%             96       9,648,636       7.21       11.71       542       100,507      83.8        40
12.00% - 12.49%             32       3,101,180       2.32       12.22       547        96,912      86.0        39
12.50% - 12.99%             17       1,469,479       1.10       12.78       547        86,440      85.5        36
13.00% - 13.49%              6         422,499       0.32       13.25       499        70,416      57.9        81
13.50% - 13.99%              2          82,744       0.06       13.63       556        41,372      70.2        37
-------------- ------------------ ------------ ------------ ------------ --------- ------------ --------- ------------
Total                    1,418    $133,735,016     100.00%       9.26%      571       $94,312      80.7%       52
============== ================== ============ ============ ============ ========= ============ ========= ============

                                       DISTRIBUTION BY PERIODIC CAP

                        NUMBER     AGGREGATE                   WEIGHTED  WEIGHTED               WEIGHTED    WEIGHTED
                          OF       PRINCIPAL      AGGREGATE    AVERAGE   AVERAGE    AVERAGE    AVERAGE    AVERAGE
                       MORTGAGE     BALANCE        PRINCIPAL    GROSS     FICO      PRINCIPAL   CURRENT    LOAN AGE
  PERIODIC CAP          LOANS     OUTSTANDING       BALANCE     COUPON    SCORE      BALANCE      LTV      (MONTHS)
----------------------  -----     -----------       -------     ------    -----      -------      ---      --------
0.00%                      5        $309,135       0.23%        9.85%      634         $61,827      64.7%     110
1.00%                    791      85,580,589      63.99         9.84       557         108,193      81.6       49
1.50%                    169      18,082,648      13.52         9.82       558         106,998      80.5       50
2.00%                    383      22,719,077      16.99         6.22       648          59,319      76.6       70
3.00% or Greater          70       7,043,567       5.27        10.56       527         100,732      83.9       33
------------------ ------------ ------------ ------------ ------------ ------------ ------------ --------- ------------
Total                  1,418    $133,735,016     100.00%        9.26%      571         $94,312      80.7%      52
================== ============ ============ ============ ============ ============ ============ ========= ============

                                       DISTRIBUTION BY RATE RESET FREQUENCY

                        NUMBER     AGGREGATE                   WEIGHTED  WEIGHTED               WEIGHTED    WEIGHTED
                          OF       PRINCIPAL      AGGREGATE    AVERAGE   AVERAGE    AVERAGE    AVERAGE    AVERAGE
   RATE RESET          MORTGAGE     BALANCE        PRINCIPAL    GROSS     FICO      PRINCIPAL   CURRENT    LOAN AGE
    FREQUENCY           LOANS     OUTSTANDING       BALANCE     COUPON    SCORE      BALANCE      LTV      (MONTHS)
----------------------  -----     -----------       -------     ------    -----      -------      ---      --------
Monthly                       2       $188,152        0.14%     8.92%        668        $94,076     53.8%      143
Semi-Annually             1,049    112,977,956       84.48      9.88         555        107,701     81.4        49
Annually                    362     20,375,417       15.24      5.80         658         56,286     77.1        69
24 Months or Greater          5        193,491        0.14     11.08         643         38,698     69.86      124
-------------------- ------------ ------------ ----------- ------------ ------------ ------------ -------- -----------
Total                     1,418   $133,735,016      100.00%     9.26%        571        $94,312     80.7%       52
==================== ============ ============ =========== ============ ============ ============ ======== ===========

                                       DISTRIBUTION BY MONTHS TO RATE RESET

                        NUMBER     AGGREGATE                   WEIGHTED  WEIGHTED               WEIGHTED    WEIGHTED
                          OF       PRINCIPAL      AGGREGATE    AVERAGE   AVERAGE    AVERAGE    AVERAGE    AVERAGE
     MONTHS TO         MORTGAGE     BALANCE        PRINCIPAL    GROSS     FICO      PRINCIPAL   CURRENT    LOAN AGE
    RATE RESET          LOANS     OUTSTANDING       BALANCE     COUPON    SCORE      BALANCE      LTV      (MONTHS)
----------------------  -----     -----------       -------     ------    -----      -------      ---      --------
1- 3 Months               604    $60,350,575       45.13%      9.57%        566         $99,918    81.0%       50
4 - 6 Months              568     59,055,760       44.16       9.59         560         103,971    80.7        52
7 - 12 Months             238     13,796,237       10.32       6.45         640          57,967    79.9        62
13 - 24 Months              4        234,904        0.18      10.29         559          58,726    88.6        28
25 - 48 Months              4        297,540        0.22      10.05         636          74,385    53.3        93
--------------    ------------- ------------ ------------ ------------ -----------   ------------ ------- ------------
Total                   1,418   $133,735,016      100.00%      9.26%        571         $94,312    80.7%       52
==============    ============= ============ ============ ============ ===========   ============ ======= ============


                                       DISTRIBUTION BY MONTHS TO RATE RESET

                        NUMBER     AGGREGATE                   WEIGHTED  WEIGHTED               WEIGHTED    WEIGHTED
                          OF       PRINCIPAL      AGGREGATE    AVERAGE   AVERAGE    AVERAGE    AVERAGE    AVERAGE
    GROSS LIFE         MORTGAGE     BALANCE        PRINCIPAL    GROSS     FICO      PRINCIPAL   CURRENT    LOAN AGE
   MAXIMUM RATE         LOANS     OUTSTANDING       BALANCE     COUPON    SCORE      BALANCE      LTV      (MONTHS)
----------------------  -----     -----------       -------     ------    -----      -------      ---      --------
9.50% - 9.99%            4       $330,272       0.25%       3.17%      719         $82,568        66.3%      47
10.00% - 10.49%         10        785,391       0.59        2.64       682          78,539        64.2       48
10.50% - 10.99%         14      1,070,166       0.80        3.53       687          76,440        83.1       52
11.00% - 11.49%         37      1,927,188       1.44        3.22       705          52,086        80.1       50
11.50% - 11.99%         51      2,620,573       1.96        3.90       696          51,384        85.0       50
12.00% - 12.49%         31      1,470,464       1.10        4.88       687          47,434        79.9       60
12.50% - 12.99%         49      2,875,520       2.15        6.10       634          58,684        81.5       68
13.00% - 13.49%         34      1,941,804       1.45        7.00       654          57,112        76.0       75
13.50% - 13.99%         35      1,989,467       1.49        7.38       637          56,842        74.3       69
14.00% - 14.49%         51      4,225,734       3.16        7.52       592          82,858        75.0       77
14.50% - 14.99%         81      8,332,382       6.23        8.05       580         102,869        73.8       64
15.00% - 15.49%         82      8,094,150       6.05        8.28       570          98,709        74.7       68
15.50% - 15.99%        167     19,866,435      14.86        9.09       561         118,961        80.0       54
16.00% - 16.99%        318     33,433,198      25.00        9.84       552         105,136        81.4       50
17.00% - 17.99%        280     28,526,442      21.33       10.53       559         101,880        84.5       44
18.00% - 18.99%        126     12,397,098       9.27       11.45       547          98,390        83.4       40
19.00% or
Greater                 48      3,848,732       2.88       11.50       527          80,182        80.3       41
---------------- ------------ ----------- ------------ ----------- ------------ ------------ ----------- ------------
Total                1,418    $133,735,016    100.00%       9.26%      571         $94,312        80.7%      52
================ ============ =========== ============ =========== ============ ============ =========== ============



                                       DISTRIBUTION BY GROSS MARGIN

                        NUMBER     AGGREGATE                   WEIGHTED  WEIGHTED               WEIGHTED    WEIGHTED
                          OF       PRINCIPAL      AGGREGATE    AVERAGE   AVERAGE    AVERAGE    AVERAGE    AVERAGE
                       MORTGAGE     BALANCE        PRINCIPAL    GROSS     FICO      PRINCIPAL   CURRENT    LOAN AGE
  GROSS MARGIN          LOANS     OUTSTANDING       BALANCE     COUPON    SCORE      BALANCE      LTV      (MONTHS)
----------------------  -----     -----------       -------     ------    -----      -------      ---      --------
Less than 1.00%            66      $4,179,112       3.12%       3.20%      691         $63,320     77.2%       51
1.00% - 1.49%              40       1,929,119       1.44        3.62       701          48,228     84.4        51
1.50% - 1.99%              32       1,459,213       1.09        4.05       701          45,600     84.8        51
2.00% - 2.49%              30       1,591,352       1.19        4.72       678          53,045     80.1        58
2.50% - 2.99%              33       2,670,379       2.00        5.59       620          80,921     78.9        71
3.00% - 3.49%              34       2,986,937       2.23        6.38       607          87,851     74.1        79
3.50% - 3.99%              36       2,875,431       2.15        6.99       603          79,873     71.4        73
4.00% - 4.49%              60       4,870,505       3.64        7.36       599          81,175     77.4        75
4.50% - 4.99%              94       7,612,082       5.69        7.94       593          80,980     71.4        80
5.00% - 5.49%             104      11,676,467       8.73        9.00       556         112,274     77.7        59
5.50% - 5.99%             177      18,286,298      13.67        9.47       562         103,312     81.8        50
6.00% - 6.49%             197      20,089,594      15.02        9.97       561         101,978     82.6        50
6.50% - 6.99%             255      26,964,356      20.16       10.40       551         105,743     82.0        43
7.00% - 7.49%             152      15,768,958      11.79       10.96       543         103,743     83.8        41
7.50% - 7.99%              75       7,417,491       5.55       11.08       546          98,900     81.7        43
8.00% - 8.49%              21       2,164,044       1.62       11.72       570         103,050     86.4        36
8.50% or Greater           12       1,193,681       0.89       12.45       546          99,473     88.5        42
--------------- ---------------- ------------ ----------- ------------ ------------ ------------ --------- ------------
Total                   1,418    $133,735,016     100.00%       9.26%      571         $94,312     80.7%       52
=============== ================ ============ =========== ============ ============ ============ ========= ============

                                       DISTRIBUTION BY CURRENT PRODUCT TYPE

                        NUMBER     AGGREGATE                   WEIGHTED  WEIGHTED               WEIGHTED    WEIGHTED
                          OF       PRINCIPAL       AGGREGATE    AVERAGE   AVERAGE    AVERAGE    AVERAGE    AVERAGE
  CURRENT PRODUCT      MORTGAGE     BALANCE        PRINCIPAL    GROSS     FICO      PRINCIPAL   CURRENT    LOAN AGE
       TYPE             LOANS     OUTSTANDING       BALANCE     COUPON    SCORE      BALANCE      LTV      (MONTHS)
----------------------  -----     -----------       -------     ------    -----      -------      ---      --------
6 month LIBOR (1)         783    $82,925,790        62.01%      10.16%     552       $105,908      82.9%      44
1 Year CMT                355     19,948,699        14.92        5.77      660         56,194      78.0       67
6 Month CMT               152     17,667,537        13.21        8.04      580        116,234      72.6       82
3/27 LIBOR (2)             94      9,755,560         7.29       10.84      542        103,783      84.5       32
2/28 LIBOR (2)              8      1,011,202         0.76       10.43      515        126,400      85.6       22
Other ARMS                 26      2,426,228         1.81        9.30      583         93,316      67.5       86
-------------------- --------- --------------- ------------ ---------- ----------- ----------- --------- ------------
Total                   1,418   $133,735,016       100.00%       9.26%     571        $94,312      80.7%      52
==================== ========= =============== ============ ========== =========== =========== ========= ============

(1) 81.8% of the Mortgage Loans in the 6-Month LIBOR ARM category were originally in the 2/28 LIBOR ARM or 3/27 LIBOR ARM categories.
(2) All of the Mortgage Loans in the 2/28 LIBOR ARM and 3/27 LIBOR ARM categories adjust using 6-month LIBOR.



                                       DISTRIBUTION BY AMORTIZATION TYPE

                        NUMBER     AGGREGATE                  WEIGHTED   WEIGHTED               WEIGHTED    WEIGHTED
                          OF       PRINCIPAL     AGGREGATE     AVERAGE    AVERAGE    AVERAGE    AVERAGE    AVERAGE
  AMORTIZATION        MORTGAGE     BALANCE      PRINCIPAL     GROSS      FICO      PRINCIPAL   CURRENT    LOAN AGE
       TYPE             LOANS     OUTSTANDING     BALANCE      COUPON     SCORE      BALANCE      LTV      (MONTHS)
----------------------  -----     -----------     -------      ------     -----      -------      ---      --------
30 Year Amortization    1,304    $124,679,613     93.23%       9.38%       569      $95,613         81.8%      49
15 Year Balloon            82       7,780,974      5.82        7.60        600       94,890         67.4      101
15 Year Amortization       32       1,274,429      0.95        7.88        626       39,826         55.2       78
-------------------- ----------- ----------- ------------ ----------- ----------- ------------   --------- -----------
Total                   1,418    $133,735,016    100.00%       9.26%       571      $94,312         80.7%      52
==================== =========== =========== ============ =========== =========== ============   ========= ===========


                                       DISTRIBUTION BY ZIP CODES

               NUMBER     AGGREGATE                 WEIGHTED   WEIGHTED              WEIGHTED   WEIGHTED
                 OF       PRINCIPAL     AGGREGATE   AVERAGE    AVERAGE    AVERAGE    AVERAGE    AVERAGE
              MORTGAGE     BALANCE      PRINCIPAL    GROSS      FICO     PRINCIPAL   CURRENT    LOAN AGE
ZIP CODES       LOANS    OUTSTANDING     BALANCE     COUPON     SCORE     BALANCE      LTV      (MONTHS)
----------    --------  ------------   ----------   --------   --------  ---------   ---------  ---------
76063              2        $503,879       0.38%      10.74%      546     $251,940     88.3%       40
90043              3         503,234       0.38        9.48       580      167,745     73.3        51
8889               1         429,844       0.32        9.50       555      429,844     82.7        59
90008              2         419,390       0.31       10.16       610      209,695     76.0        70
28358              2         416,991       0.31        9.53       522      208,496     59.1        55
60643              5         407,220       0.30        9.35       572       81,444     79.1        51
27587              2         404,029       0.30       10.43       540      202,015     88.0        41
92630              2         394,589       0.30        8.99       586      197,295     75.6        59
30083              3         379,213       0.28       11.43       531      126,404     81.7        40
96762              2         373,325       0.28        5.91       591      186,662     71.9        83
All Others     1,394     129,503,302      96.84        9.25       571       92,901     80.8        52
---------------------------------------------------------------------------------------------------------
Total          1,418    $133,735,016     100.00%       9.26%      571     $ 94,312     80.7%       52
=========================================================================================================


                                         DISTRIBUTION BY STATE

                     NUMBER    AGGREGATE                 WEIGHTED   WEIGHTED              WEIGHTED   WEIGHTED
                       OF      PRINCIPAL     AGGREGATE   AVERAGE    AVERAGE    AVERAGE    AVERAGE    AVERAGE
                    MORTGAGE    BALANCE      PRINCIPAL    GROSS      FICO     PRINCIPAL   CURRENT    LOAN AGE
     STATE            LOANS    OUTSTANDING    BALANCE     COUPON     SCORE     BALANCE      LTV      (MONTHS)
-----------------   --------  ------------   ---------   --------   --------  ---------   ---------  --------
S. California (1)     121     $ 15,764,651     11.79%      8.90%      580      $130,286     77.6%       65
Florida               172       12,297,754      9.20       8.27       596        71,499     83.4        46
Texas                 133       11,684,671      8.74      10.12       560        87,855     84.0        45
North Carolina         94        8,006,859      5.99       9.10       580        85,179     83.5        45
Illinois               70        7,655,612      5.72       9.81       536       109,366     79.9        48
N. California (1)      59        7,384,487      5.52       9.01       581       125,161     70.3        73
Georgia                78        6,257,200      4.68       9.37       581        80,221     83.1        51
Michigan               55        5,499,232      4.11      10.12       550        99,986     80.8        48
Ohio                   63        5,279,976      3.95       9.97       546        83,809     83.1        40
Washington             36        4,290,232      3.21       9.76       584       119,173     78.5        49
All Others (2)        537       49,614,342     37.10       9.17       570        92,392     81.0        52
-------------------------------------------------------------------------------------------------------------
Total               1,418     $133,735,016    100.00%      9.26%      571      $ 94,312     80.7%       52
=============================================================================================================

(1) All Mortgage Loans in California zip codes less than 93601 are included in the Southern California category. The remaining California zip codes are included in the Northern California category.
(2)  Includes states with less than 3% concentration by principal balance.


                                 DISTRIBUTION BY CURRENT LOAN TO VALUE RATIO

                     NUMBER    AGGREGATE                WEIGHTED   WEIGHTED              WEIGHTED   WEIGHTED
                       OF      PRINCIPAL    AGGREGATE   AVERAGE    AVERAGE    AVERAGE    AVERAGE    AVERAGE
 CURRENT LOAN       MORTGAGE    BALANCE     PRINCIPAL    GROSS      FICO     PRINCIPAL   CURRENT    LOAN AGE
TO VALUE RATIO       LOANS    OUTSTANDING    BALANCE     COUPON     SCORE     BALANCE      LTV      (MONTHS)
----------------  ----------  ------------  ---------   --------  ---------  ---------   --------   --------
Below 50.00%           56     $  3,659,949     2.74%      8.12%      606      $ 65,356      35.8%      86
50.01% - 60.00%        51        4,479,528     3.35       8.44       580        87,834      55.2       81
60.01% - 70.00%       134       11,650,810     8.71       9.25       576        86,946      66.2       70
70.01% - 80.00%       432       42,634,519    31.88       9.02       565        98,691      76.1       52
80.01% - 85.00%       217       20,309,311    15.19       9.28       569        93,591      83.1       47
85.01% - 90.00%       262       25,354,988    18.96       9.48       568        96,775      87.8       48
90.01% - 95.00%       124       10,229,886     7.65       8.48       587        82,499      92.9       43
95.01% - 100.00%      133       14,314,250    10.70      10.71       570       107,626      98.2       40
100.01% - 125.00%       9        1,101,774     0.82       8.93       577       122,419     112.4       50
------------------------------------------------------------------------------------------------------------
Total               1,418     $133,735,016  100.00%       9.26%      571      $ 94,312      80.7%      52
============================================================================================================


                                     DISTRIBUTION BY OCCUPANCY STATUS

                   NUMBER    AGGREGATE                 WEIGHTED   WEIGHTED              WEIGHTED   WEIGHTED
                     OF      PRINCIPAL     AGGREGATE   AVERAGE    AVERAGE    AVERAGE    AVERAGE    AVERAGE
   OCCUPANCY      MORTGAGE    BALANCE      PRINCIPAL    GROSS      FICO     PRINCIPAL   CURRENT    LOAN AGE
     STATUS        LOANS    OUTSTANDING     BALANCE     COUPON     SCORE     BALANCE      LTV      (MONTHS)
---------------   --------  ------------   ---------   --------   --------  ---------  ---------  ---------
Owner Occupied     1,382    $130,535,546     97.61%      9.24%      571      $94,454      80.9%      52
Non Owner             36       3,199,470      2.39      10.02       556       88,874      69.8       50
-----------------------------------------------------------------------------------------------------------
Total              1,418    $133,735,016    100.00%      9.26%      571      $94,312      80.7%      52
===========================================================================================================

                                        DISTRIBUTION BY PROPERTY TYPE

                       NUMBER    AGGREGATE                 WEIGHTED   WEIGHTED              WEIGHTED   WEIGHTED
                         OF      PRINCIPAL     AGGREGATE   AVERAGE    AVERAGE    AVERAGE    AVERAGE    AVERAGE
                      MORTGAGE    BALANCE      PRINCIPAL    GROSS      FICO     PRINCIPAL   CURRENT    LOAN AGE
    PROPERTY TYPE      LOANS    OUTSTANDING     BALANCE     COUPON     SCORE     BALANCE      LTV      (MONTHS)
--------------------  --------  ------------   ---------   --------   --------  ---------   ---------  ---------
Single Family          1,042    $111,997,041     83.75%      9.72%      557     $107,483      80.5%      52
Manufactured Housing     294      13,957,581     10.44       5.06       687       47,475      82.3       51
2-4 Family                34       3,395,999      2.54       9.70       572       99,882      75.3       59
Condo                     36       3,381,877      2.53      10.48       547       93,941      81.5       42
Townhouse                 12       1,002,517      0.75      10.17       553       83,543      88.4       45
----------------------------------------------------------------------------------------------------------------
TOTAL                  1,418    $133,735,016    100.00%      9.26%      571     $ 94,312      80.7%      52
================================================================================================================


                                      DISTRIBUTION BY CREDIT SCORE (FICO)

                   NUMBER     AGGREGATE                WEIGHTED   WEIGHTED              WEIGHTED   WEIGHTED
                     OF       PRINCIPAL    AGGREGATE   AVERAGE    AVERAGE    AVERAGE    AVERAGE    AVERAGE
 CREDIT SCORE     MORTGAGE     BALANCE     PRINCIPAL    GROSS      FICO     PRINCIPAL   CURRENT    LOAN AGE
  (FICO) (1)        LOANS    OUTSTANDING    BALANCE     COUPON     SCORE     BALANCE      LTV      (MONTHS)
--------------    --------  ------------   ---------   --------   --------  ---------   ---------  ---------
400-479               71      $6,958,375       5.20%     10.28%     464      $ 98,005     82.5%       43
480-499              118      12,313,367       9.21      10.18      490       104,351     81.7        45
500-519              157      16,516,348      12.35      10.12      510       105,200     82.2        44
520-539              145      15,657,743      11.71       9.69      530       107,984     81.9        49
540-559              154      16,569,552      12.39       9.82      550       107,595     79.8        52
560-579              111      11,422,358       8.54       9.63      569       102,904     79.5        53
580-599              125      12,728,795       9.52       9.28      589       101,830     79.4        58
600-619               88       9,078,957       6.79       9.69      609       103,170     81.9        55
620-639               90       9,194,379       6.88       9.08      629       102,160     79.4        60
640-659               75       6,377,481       4.77       8.08      650        85,033     79.2        59
660-679               49       4,026,331       3.01       8.35      670        82,170     79.9        56
680-699               56       3,435,652       2.57       5.76      691        61,351     81.3        56
700-719               38       2,365,396       1.77       5.11      709        62,247     80.0        58
720-739               39       2,268,570       1.70       6.32      728        58,168     78.6        62
740 or Greater        85       3,357,860       2.51       4.76      767        39,504     80.9        52
Unknown               17       1,463,853       1.09       8.73      N/A        86,109     73.4        65
-----------------------------------------------------------------------------------------------------------
TOTAL              1,418    $133,735,016     100.00%      9.26%     571      $ 94,312     80.7%       52
===========================================================================================================

(1) The FICO scores for 90.9% of the Mortgage Loans were obtained in August 2002, 9.1% were obtained in June 2002.

                                              DISTRIBUTION BY ORIGINAL MONTHS TO MATURITY


                     NUMBER    AGGREGATE                 WEIGHTED   WEIGHTED              WEIGHTED   WEIGHTED
   ORIGINAL            OF      PRINCIPAL     AGGREGATE   AVERAGE    AVERAGE    AVERAGE    AVERAGE    AVERAGE
   MONTHS TO        MORTGAGE    BALANCE      PRINCIPAL    GROSS      FICO     PRINCIPAL   CURRENT    LOAN AGE
   MATURITY           LOANS    OUTSTANDING    BALANCE     COUPON     SCORE     BALANCE      LTV      (MONTHS)
----------------    --------  ------------   ---------   --------   --------  ---------   ---------  ---------
0 - 120 Months           3         $23,954      0.02%      4.73%      688      $ 7,985      41.2%       54
121 - 180 Months       108       8,840,246      6.61       7.64       604       81,854      65.5        99
181 - 240 Months        34         974,691      0.73       5.67       702       28,667      79.2        61
241 - 300 Months        12         542,913      0.41       4.73       664       45,243      77.0        43
301 - 360 Months     1,261     123,353,212     92.24       9.42       567       97,822      81.8        49
--------------------------------------------------------------------------------------------------------------
TOTAL                1,418    $133,735,016    100.00%      9.26%      571      $94,312      80.7%       52
==============================================================================================================



                                 DISTRIBUTION BY REMAINING MONTHS TO MATURITY

                   NUMBER    AGGREGATE                 WEIGHTED   WEIGHTED              WEIGHTED   WEIGHTED
   REMAINING         OF      PRINCIPAL     AGGREGATE   AVERAGE    AVERAGE    AVERAGE    AVERAGE    AVERAGE
   MONTHS TO      MORTGAGE    BALANCE      PRINCIPAL    GROSS      FICO     PRINCIPAL   CURRENT    LOAN AGE
   MATURITY         LOANS    OUTSTANDING    BALANCE     COUPON     SCORE     BALANCE      LTV      (MONTHS)
----------------  --------  ------------   ---------   --------   --------  ---------   ---------  ---------
1 - 24 Months          2          $2,735      0.00%       8.40%     675       $1,368      12.5%      106
25 - 36 Months         6         204,871      0.15       12.64      585       34,145      31.7       156
37 - 48 Months         1         133,771      0.10        8.25      684      133,771      64.8       133
49 - 60 Months         8         506,353      0.38        7.04      583       63,294      63.0       123
61 - 72 Months        22       1,840,235      1.38        7.61      596       83,647      62.2       112
73 - 84 Months        32       3,343,269      2.50        7.61      603      104,477      68.5       101
85 - 96 Months        17       1,466,982      1.10        7.62      622       86,293      61.7        90
97 - 108 Months        6         456,865      0.34        6.33      554       76,144      72.7        79
109 - 120 Months       8         602,787      0.45        7.78      607       75,348      71.3        65
121 - 180 Months      24         824,403      0.62        6.99      649       34,350      71.8        89
181 - 240 Months      29         995,873      0.74        5.89      680       34,340      70.2        81
241 - 300 Months     195      19,677,389     14.71        8.40      585      100,910      74.7        78
301 - 360 Months   1,068     103,679,484     77.53        9.61      564       97,078      83.3        42
------------------------------------------------------------------------------------------------------------
TOTAL              1,418    $133,735,016    100.00%       9.26%     571      $94,312      80.7%       52
============================================================================================================


                                DISTRIBUTION BY CURRENT PRINCIPAL BALANCE

                        NUMBER    AGGREGATE                 WEIGHTED   WEIGHTED              WEIGHTED   WEIGHTED
                          OF      PRINCIPAL     AGGREGATE   AVERAGE    AVERAGE    AVERAGE    AVERAGE    AVERAGE
     CURRENT           MORTGAGE    BALANCE      PRINCIPAL    GROSS      FICO     PRINCIPAL   CURRENT    LOAN AGE
PRINCIPAL BALANCE        LOANS    OUTSTANDING    BALANCE     COUPON     SCORE     BALANCE      LTV      (MONTHS)
-------------------    --------  ------------   ---------   --------   --------  ---------   ---------  ---------
$0 - $25,000               41        $749,563      0.56%      6.40%      721      $18,282      71.3%       62
$25,001 - $50,000         188       7,303,566      5.46       6.63       662       38,849      80.9        55
$50,001 - $75,000         401      24,970,120     18.67       8.90       578       62,270      78.3        55
$75,001 - $100,000        301      25,969,509     19.42       9.32       565       86,277      79.3        53
$100,001 - $150,000       302      36,497,467     27.29       9.53       563      120,853      80.7        52
$150,001 - $200,000       110      18,985,085     14.20       9.84       565      172,592      82.9        49
$200,001 - $250,000        39       8,616,440      6.44       9.75       550      220,934      85.9        47
$250,001 - $300,000        24       6,587,053      4.93       9.65       551      274,461      81.9        45
$300,001 - $450,000        12       4,056,213      3.03       9.52       553      338,018      81.1        58
-----------------------------------------------------------------------------------------------------------------
TOTAL                   1,418     $133,735,016   100.00%      9.26%      571      $94,312      80.7%       52
=================================================================================================================

                    THE GROUP II - FIXED-RATE MORTGAGE LOANS

Scheduled Principal Balance:                                  $119,120,652
Number of Mortgage Loans:                                            1,340
Average Scheduled Principal Balance:                               $88,896
Weighted Average Gross Coupon:                                      10.41%
Weighted Average Net Coupon:                                         9.91%
Weighted Average Credit Score (FICO) (1):                              566
Weighted Average Current LTV Ratio:                                  79.0%
Weighted Average Stated Remaining Term (months):                       233
Weighted Average Seasoning (months):                                    53

(1) The FICO scores for 99.9% of the Mortgage Loans were obtained in August 2002, 0.1% were obtained in June 2002.




                                  DISTRIBUTION BY GROSS COUPON


                     NUMBER     AGGREGATE                WEIGHTED    WEIGHTED              WEIGHTED   WEIGHTED
                       OF       PRINCIPAL    AGGREGATE    AVERAGE     AVERAGE    AVERAGE    AVERAGE    AVERAGE
                    MORTGAGE     BALANCE     PRINCIPAL     GROSS       FICO     PRINCIPAL   CURRENT    LOAN AGE
  GROSS COUPON       LOANS     OUTSTANDING    BALANCE     COUPON      SCORE      BALANCE      LTV      (MONTHS)
----------------    --------  ------------   ---------   --------    --------   ---------  ---------  ---------
 Below 6.00%           4       $   172,434      0.14%      3.88%       653      $ 43,108     82.0%        50
 6.00% - 6.49%         1            50,001      0.04       6.34        756        50,001     51.6         82
 6.50% - 6.99%         5           822,758      0.69       6.67        693       164,552     62.2         23
 7.00% - 7.49%         5           260,133      0.22       7.21        630        52,027     66.7         47
 7.50% - 7.99%        26         2,535,431      2.13       7.82        608        97,517     63.4         56
 8.00% - 8.49%        33         3,004,644      2.52       8.23        583        91,050     66.3         59
 8.50% - 8.99%       131        12,169,987     10.22       8.79        590        92,901     71.9         60
 9.00% - 9.49%        75         8,108,305      6.81       9.27        557       108,111     72.9         56
 9.50% - 9.99%       211        20,705,802     17.38       9.79        572        98,132     80.4         56
 10.00% -10.49%      152        14,338,897     12.04      10.27        563        94,335     79.9         51
 10.50% -10.99%      257        22,393,724     18.80      10.77        559        87,135     82.8         51
 11.00% -11.49%      113         9,330,359      7.83      11.25        554        82,570     83.9         47
 11.50% -11.99%      161        13,572,538     11.39      11.76        554        84,301     82.5         49
 12.00% -12.49%       58         4,479,786      3.76      12.27        555        77,238     84.5         43
 12.50% -12.99%       60         4,591,312      3.85      12.78        555        76,522     78.8         52
 13.00% -13.49%       16           996,204      0.84      13.19        579        62,263     75.5         43
 13.50% -13.99%       15           695,115      0.58      13.77        535        46,341     65.3         67
 14.00% or Greater    17           893,221      0.75      14.64        536        52,542     75.4         50
----------------------------------------------------------------------------------------------------------------
 Total             1,340      $119,120,652    100.00%     10.41%       566       $88,896     79.0%        53
================================================================================================================


                                         DISTRIBUTION BY AMORTIZATION TYPE

                        NUMBER    AGGREGATE                 WEIGHTED   WEIGHTED              WEIGHTED   WEIGHTED
                          OF      PRINCIPAL     AGGREGATE   AVERAGE    AVERAGE    AVERAGE    AVERAGE    AVERAGE
    AMORTIZATION       MORTGAGE    BALANCE      PRINCIPAL    GROSS      FICO     PRINCIPAL   CURRENT    LOAN AGE
        TYPE             LOANS    OUTSTANDING    BALANCE     COUPON     SCORE     BALANCE      LTV      (MONTHS)
--------------------   --------  ------------   ---------   --------   --------  ---------   ---------  ---------
30 Year Amortization      802     $75,509,114     63.39%      10.43%     563      $94,151       81.8%      50
15 Year Balloon           341      32,145,403      26.99      10.55      570       94,268       78.7       55
15 Year Amortization      193      11,093,604       9.31       9.87      583       57,480       60.5       60
10 Year Balloon             4         372,531       0.31      11.22      499       93,133       80.5       41
-----------------------------------------------------------------------------------------------------------------
Total                   1,340    $119,120,652    100.00%      10.41%     566      $88,896       79.0%      53
=================================================================================================================

                                          DISTRIBUTION BY ZIP CODES

                NUMBER     AGGREGATE                 WEIGHTED   WEIGHTED              WEIGHTED    WEIGHTED
                  OF       PRINCIPAL     AGGREGATE   AVERAGE    AVERAGE    AVERAGE    AVERAGE     AVERAGE
               MORTGAGE     BALANCE      PRINCIPAL    GROSS      FICO     PRINCIPAL   CURRENT     LOAN AGE
ZIP CODES        LOANS    OUTSTANDING    BALANCE     COUPON     SCORE     BALANCE      LTV        (MONTHS)
---------      --------  -------------   ---------   --------   --------  ---------   ---------  ---------
11234               4        $622,750       0.52%     10.43%      643     $155,687       61.7%       68
11216               3         551,652       0.46      10.93       520      183,884       78.7        50
92592               2         498,561       0.42       8.82       528      249,280       84.7        53
10466               3         471,953       0.40      10.19       665      157,318       81.8        67
98118               1         422,372       0.35      10.18       536      422,372       89.0        30
94127               2         393,437       0.33      10.64       660      196,719       79.2        77
90047               4         392,129       0.33       9.10       537       98,032       74.7        81
77479               3         385,484       0.32      11.09       569      128,495       82.7        47
72703               1         366,833       0.31       6.75       646      366,833       53.6        14
33705               4         352,738       0.30      10.48       508       88,184       86.9        41
All Others      1,313     114,662,745      96.26      10.43       566       87,329       79.1        53
----------------------------------------------------------------------------------------------------------
Total            1,340   $119,120,652     100.00%     10.41%      566      $88,896       79.0%       53
==========================================================================================================



                                                 DISTRIBUTION BY STATE

                          NUMBER     AGGREGATE                WEIGHTED   WEIGHTED              WEIGHTED   WEIGHTED
                            OF       PRINCIPAL    AGGREGATE   AVERAGE    AVERAGE    AVERAGE    AVERAGE    AVERAGE
                         MORTGAGE    BALANCE      PRINCIPAL    GROSS      FICO     PRINCIPAL   CURRENT    LOAN AGE
      STATE                LOANS    OUTSTANDING    BALANCE     COUPON     SCORE     BALANCE      LTV      (MONTHS)
-----------------------  --------  ------------   ---------   --------   --------  ---------   ---------  ---------
New York                    143     $15,439,454      12.96%     10.25%     596     $107,968      74.0%       62
Florida                     129      11,467,147       9.63      10.53      552       88,893      83.3        46
Southern California (1)      79       9,343,870       7.84       9.73      563      118,277      79.0        61
North Carolina               99       7,747,708       6.50      10.76      556       78,260      84.4        46
Georgia                      65       5,653,520       4.75      10.89      557       86,977      81.4        46
Northern California (1)      50       5,651,408       4.74      10.17      581      113,028      74.8        63
New Jersey                   56       5,009,956       4.21      10.27      585       89,464      69.7        67
Illinois                     59       4,586,236       3.85      10.82      554       77,733      82.2        51
Texas                        43       4,267,510       3.58       9.83      569       99,244      80.8        51
Ohio                         53       4,219,951       3.54      10.65      545       79,622      84.5        44
Pennsylvania                 60       3,957,097       3.32      10.30      543       65,952      74.1        59
All Others (2)              504      41,776,796      35.07      10.51      565       82,890      79.3        49
-------------------------------------------------------------------------------------------------------------------
Total                     1,340    $119,120,652     100.00%     10.41%     566      $88,896      79.0%       53
===================================================================================================================

(1) All Mortgage Loans in California zip codes less than 93601 are included in the Southern California category. The remaining Mortgage Loans in California zip codes are included in the Northern California category.
(2)  Includes states with less than 3% concentration by principal balance.

                                  DISTRIBUTION BY CURRENT LOAN TO VALUE RATIO

                     NUMBER      AGGREGATE                WEIGHTED   WEIGHTED              WEIGHTED   WEIGHTED
                       OF        PRINCIPAL    AGGREGATE   AVERAGE    AVERAGE    AVERAGE    AVERAGE    AVERAGE
 CURRENT LOAN       MORTGAGE     BALANCE      PRINCIPAL    GROSS      FICO     PRINCIPAL   CURRENT    LOAN AGE
TO VALUE RATIO        LOANS     OUTSTANDING    BALANCE     COUPON     SCORE     BALANCE      LTV      (MONTHS)
-----------------   --------   ------------   ---------   --------   --------  ---------   ---------  ---------
Below 50.00%           89       $4,926,937       4.14%      9.95%      604      $55,359      36.6%       66
50.01% - 60.00%        83        5,981,103       5.02       9.80       590       72,061      55.4        69
60.01% - 70.00%       174       13,699,303      11.50      10.13       572       78,732      65.7        59
70.01% - 80.00%       409       37,881,270      31.80      10.17       570       92,619      76.0        54
80.01% - 85.00%       167       15,461,161      12.98      10.56       563       92,582      82.9        49
85.01% - 90.00%       193       18,049,928      15.15      10.67       551       93,523      87.9        46
90.01% - 95.00%        74        6,849,928       5.75      10.86       546       92,567      93.0        47
95.01% - 100.00%      132       14,468,469      12.15      10.98       567      109,610      97.8        46
100.01% - 125.00%      19        1,802,553       1.51      10.50       548       94,871     108.8        52
---------------------------------------------------------------------------------------------------------------
Total               1,340     $119,120,652     100.00%     10.41%      566      $88,896      79.0%       53
===============================================================================================================


                                            DISTRIBUTION BY OCCUPANCY STATUS

                        NUMBER     AGGREGATE                WEIGHTED   WEIGHTED              WEIGHTED   WEIGHTED
                          OF       PRINCIPAL    AGGREGATE   AVERAGE    AVERAGE    AVERAGE    AVERAGE    AVERAGE
                       MORTGAGE    BALANCE      PRINCIPAL    GROSS      FICO     PRINCIPAL   CURRENT    LOAN AGE
OCCUPANCY STATUS         LOANS    OUTSTANDING    BALANCE     COUPON     SCORE     BALANCE      LTV      (MONTHS)
------------------     --------  -------------  ---------   --------   --------  ---------   ---------  ---------
Owner Occupied         1,291      $115,396,187     96.87%     10.42%     566      $89,385      79.2%       53
Non-Owner Occupied        49         3,724,465      3.13      10.10      569       76,009      72.4        50
-----------------------------------------------------------------------------------------------------------------
Total                  1,340      $119,120,652    100.00%     10.41%     566      $88,896      79.0%       53
=================================================================================================================


                                       DISTRIBUTION BY PROPERTY TYPE

                       NUMBER     AGGREGATE                WEIGHTED   WEIGHTED              WEIGHTED   WEIGHTED
                         OF       PRINCIPAL    AGGREGATE   AVERAGE    AVERAGE    AVERAGE    AVERAGE    AVERAGE
                      MORTGAGE    BALANCE      PRINCIPAL    GROSS      FICO     PRINCIPAL   CURRENT    LOAN AGE
 PROPERTY TYPE          LOANS    OUTSTANDING    BALANCE     COUPON     SCORE     BALANCE      LTV      (MONTHS)
--------------------  --------  ------------   ---------   --------   --------  ---------   ---------  --------
Single Family          1,175    $103,536,456     86.92%     10.40%      565      $88,116      79.0%       53
2-4 Family                85       9,410,527      7.90      10.36       587      110,712      77.8        58
Condominium               43       3,847,339      3.23      10.77       565       89,473      80.8        46
Manufactured Housing      27       1,551,983      1.30      10.56       565       57,481      77.3        45
Townhouse                 10         774,346      0.65      10.92       543       77,435      84.6        44
---------------------------------------------------------------------------------------------------------------
Total                  1,340    $119,120,652    100.00%     10.41%      566      $88,896      79.0%       53
===============================================================================================================

                                DISTRIBUTION BY CREDIT SCORE (FICO)

                   NUMBER     AGGREGATE                WEIGHTED   WEIGHTED              WEIGHTED   WEIGHTED
                     OF       PRINCIPAL    AGGREGATE   AVERAGE    AVERAGE    AVERAGE    AVERAGE    AVERAGE
CREDIT SCORE      MORTGAGE    BALANCE      PRINCIPAL    GROSS      FICO     PRINCIPAL   CURRENT    LOAN AGE
 (FICO) (1)         LOANS    OUTSTANDING    BALANCE     COUPON     SCORE     BALANCE      LTV      (MONTHS)
------------      --------  ------------   ---------   --------   --------  ---------   ---------  ---------
400-479              87      $6,892,569       5.79%     11.01%      462      $79,225      80.5%       45
480-499             106       9,386,575       7.88      10.75       490       88,553      81.8        47
500-519             163      13,536,627      11.36      10.50       509       83,047      81.1        49
520-539             181      15,241,998      12.80      10.50       530       84,210      80.9        50
540-559             165      15,108,307      12.68      10.48       550       91,566      79.6        54
560-579             128      11,685,313       9.81      10.34       569       91,292      79.4        52
580-599             119      10,747,357       9.02      10.33       589       90,314      79.0        55
600-619              98       9,372,503       7.87      10.66       609       95,638      82.3        52
620-639              86       7,503,424       6.30      10.17       629       87,249      76.7        58
640-659              55       5,825,379       4.89       9.99       650      105,916      72.7        56
660-679              52       4,897,014       4.11      10.02       668       94,173      70.7        59
680-699              27       2,531,817       2.13      10.19       688       93,771      77.1        62
700-719              14       1,219,688       1.02       9.41       705       87,121      73.8        50
720-739               9       1,023,171       0.86       8.84       732      113,686      77.0        49
740 or Greater       14       1,230,778       1.03       8.89       767       87,913      60.4        68
Unknown              36       2,918,131       2.45      10.36       N/A       81,059      75.5        62
-----------------------------------------------------------------------------------------------------------
Total             1,340    $119,120,652     100.00%     10.41%      566      $88,896      79.0%       53
===========================================================================================================

(1) The FICO scores for 99.9% of the Mortgage Loans were obtained in August 2002, 0.1% were obtained in June 2002.



                               DISTRIBUTION BY ORIGINAL MONTHS TO MATURITY

                   NUMBER     AGGREGATE                WEIGHTED   WEIGHTED              WEIGHTED   WEIGHTED
                     OF       PRINCIPAL    AGGREGATE   AVERAGE    AVERAGE    AVERAGE    AVERAGE    AVERAGE
ORIGINAL MONTHS   MORTGAGE    BALANCE      PRINCIPAL    GROSS      FICO     PRINCIPAL   CURRENT    LOAN AGE
TO MATURITY         LOANS    OUTSTANDING    BALANCE     COUPON     SCORE     BALANCE      LTV      (MONTHS)
----------------  --------  ------------   ---------   --------   --------  ---------   ---------  ---------
0 - 120 Months       24       $1,504,871       1.26%      9.58%     573      $62,703      60.0%       43
121 - 180 Months    506       41,352,448      34.71      10.39      573       81,724      74.5        57
181 - 240 Months     96        7,509,847       6.30      10.57      570       78,228      76.1        58
241 - 300 Months     28        2,105,675       1.77      10.92      534       75,203      80.7        56
301 - 360 Months    686       66,647,812      55.95      10.40      563       97,154      82.4        49
------------------------------------------------------------------------------------------------------------
Total              1,340    $119,120,652     100.00%     10.41%     566      $88,896      79.0%       53
============================================================================================================


                               DISTRIBUTION BY REMAINING MONTHS TO MATURITY

                      NUMBER     AGGREGATE                WEIGHTED   WEIGHTED              WEIGHTED   WEIGHTED
                        OF       PRINCIPAL    AGGREGATE   AVERAGE    AVERAGE    AVERAGE    AVERAGE    AVERAGE
REMAINING MONTHS     MORTGAGE    BALANCE      PRINCIPAL    GROSS      FICO     PRINCIPAL   CURRENT    LOAN AGE
TO MATURITY            LOANS    OUTSTANDING    BALANCE     COUPON     SCORE     BALANCE      LTV      (MONTHS)
-----------------    --------  ------------   ---------   --------   --------  ---------   ---------  ---------
1 - 24 Months           3         $47,270        0.04%      12.09%     589      $15,757      20.2%      101
25 - 36 Months          3          89,221        0.07       10.54      696       29,740      12.8        99
37 - 48 Months          4         172,821        0.15       12.06      565       43,205      53.5       118
49 - 60 Months          3         115,463        0.10       11.04      615       38,488      48.0       113
61 - 72 Months         12         533,555        0.45       10.12      565       44,463      55.8        68
73 - 84 Months         13         871,809        0.73       10.88      560       67,062      63.9        76
85 - 96 Months         41       3,192,465        2.68       10.23      611       77,865      62.9        87
97 - 108 Months        64       6,143,060        5.16        9.60      603       95,985      64.4        74
109 - 120 Months       88       7,213,958        6.06       10.02      578       81,977      73.8        65
121 - 180 Months      337      27,212,782       22.84       10.70      560       80,750      78.5        48
181 - 240 Months       73       6,204,990        5.21       10.27      562       85,000      77.7        57
241 - 300 Months      101       9,521,221        7.99       10.28      584       94,270      76.6        70
301 - 360 Months      598      57,802,038       48.52       10.44      559       96,659      83.5        45
---------------------------------------------------------------------------------------------------------------
Total               1,340    $119,120,652      100.00%      10.41%     566      $88,896     79.0%        53
===============================================================================================================

                               DISTRIBUTION BY CURRENT PRINCIPAL BALANCE

                      NUMBER      AGGREGATE                WEIGHTED   WEIGHTED              WEIGHTED   WEIGHTED
                        OF        PRINCIPAL    AGGREGATE   AVERAGE    AVERAGE    AVERAGE    AVERAGE    AVERAGE
     CURRENT         MORTGAGE     BALANCE      PRINCIPAL    GROSS      FICO     PRINCIPAL   CURRENT    LOAN AGE
PRINCIPAL BALANCE      LOANS     OUTSTANDING    BALANCE     COUPON     SCORE     BALANCE      LTV      (MONTHS)
------------------   --------   ------------   ---------   --------   --------  ---------   ---------  ---------
$0 - $25,000             28         $500,771       0.42%     11.91%     531      $17,885       50.4%      56
$25,001 - $50,000       161        6,730,990       5.65      10.74      560       41,807       66.0       54
$50,001 - $75,000       487       30,180,995      25.34      10.58      560       61,973       76.8       53
$75,001 - $100,000      261       22,507,808      18.89      10.43      566       86,237       80.1       54
$100,001 - $150,000     277       33,450,927      28.08      10.44      570      120,761       81.8       52
$150,001 - $200,000      72       11,977,393      10.05      10.21      557      166,353       82.0       51
$200,001 - $250,000      31        6,950,039       5.83      10.16      571      224,195       80.5       51
$250,001 - $300,000      15        4,132,340       3.47       9.58      611      275,489       79.1       48
$300,001 - $450,000       8        2,689,390       2.26       9.62      581      336,174       78.7       46
----------------------------------------------------------------------------------------------------------------
Total                 1,427     $126,602,225     100.00%     10.43%     566      $88,719       79.2%      52
================================================================================================================